UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copy to: Maureen A. Miller, Esq. Joseph M. Mannon, Esq. Vedder Price P.C. 222 North LaSalle Street, 26th Floor Chicago, IL 60601
(Counsel for the registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2018

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, by calling 1-866-HW-FUNDS (1-866-493-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	22
SMALL CAP DIVERSIFIED VALUE FUND	24
GLOBAL VALUE FUND	30
INTERNATIONAL VALUE FUND	32
VALUE OPPORTUNITIES FUND	34
CAPITAL INCOME FUND	38
HIGH YIELD FUND	46
STATEMENTS OF ASSETS & LIABILITIES	52
STATEMENTS OF OPERATIONS	54
STATEMENTS OF CHANGES IN NET ASSETS	56
FINANCIAL HIGHLIGHTS	61
NOTES TO THE FINANCIAL STATEMENTS	66
FUND EXPENSE EXAMPLES	82
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2018.

OVERVIEW

The S&P 500® Index (equity market) returned –6.9% and the ICE BofAML U.S. High Yield Index (high yield market) returned –2.3% in the six-month period ended December 31, 2018. Until the most recent quarter, robust corporate earnings growth had overcome political unrest across the globe. In the fourth quarter, however, ongoing trade tensions came to the forefront. Markets began pricing in slowing economic growth in several major economies that are important trading partners with the U.S. In contrast to this however, real GDP growth in the U.S. was a healthy +3.4% in the most recent quarter and the unemployment rate remained below 4%. Both the Federal Reserve and the European Central Bank implemented, and spoke of future restrictive monetary policy. This appears to have added to equity investor apprehension. The forward P/E ratio for the S&P 500® Index declined from 17.0x six months ago to 15.4x at the end of the year. The index's median P/E since 1990 is 16.4x, so it went from above average to below average over the period. The high yield market's yield-to-worst rose 1.5% over the six months, closing at 8.0%. The spread over treasuries widened 164 basis points, from 371 six months ago to 535 at year's end. The high yield market's median spread since 1995 has been about 500 basis points; consequently, the spread went from much tighter than average to slightly wider than average — from our perspective, a considerably more attractive entry point.

Fears that slowing economic growth would weaken demand weighed heavily on oil prices. West Texas Intermediate (WTI) crude closed the year at $45/barrel, down 39% from June 30th. Commodity securities were among the worst-performers over the six months, with energy and materials leading the decline. Non-cyclical securities outperformed cyclical securities. The performance dispersion and resulting valuation differentials among securities that are economically sensitive compared to those that are not suggests the market has begun to price in a recession scenario. Economic metrics do not yet verify a meaningful change from positive economic growth. At present, while acknowledging the uncertain economic outlook, we view the valuation support of cyclical securities as vastly superior to non-cyclicals. This valuation discrepancy provides a margin of safety in the long-run almost irrespective of near term economic growth.

The Fed raised rates by 25 basis points twice in the past six months, moving the Fed Funds target rate from 2.0% to 2.5% in the latter half of 2018. As of year-end, the yield on the 10-year stood just 20 basis points higher than the yield on the 2-year, an ever so slightly positive sloping curve. The par-weighted average price of a high yield bond went from $98 six months ago to slightly above $92 at the end of 2018. Higher rated credits held up better than lower rated credits as the high yield market sold off.

While it took a decline in markets to get here, we are more constructive on both the equity and high yield market's forward-looking prospects than we were a year ago due to the improvement in valuation. The market is also providing pockets of opportunities that we view as especially compelling as an active manager. As a result, the equity funds exhibit large valuation discounts relative to their benchmarks and the high yield fund exhibits a large spread advantage relative to its benchmark — an uncommon opportunity. We continue to believe that equity and high yield markets can be driven by fads and temperament in the short run, but fundamentals and valuation prevail in the long-run. Accordingly, we commit to maintaining our unwavering dedication to the principles of long-term, fundamental value investing across the capital structure.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –14.56% for the six-month period ended December 31, 2018 compared to the Russell 1000® Value Index return of –6.69%.

The Fund underperformed the Russell 1000® Value Index in the six-month period ended December 31, 2018. The Fund's value focus, cyclical tilt, and underweight to mega caps all worked against it during the period. About 21% of the portfolio was invested in stocks trading at a discount to book value, compared to just 5% for the index. This hurt performance as deeply discounted stocks lagged the overall index. The Fund was overweight energy, financials, and consumer discretionary (cyclical sectors) and underweight health care, utilities, and consumer staples (non cyclicals), which also hurt performance as economically sensitive stocks sold off disproportionately. Stock selection in financials and energy was negative, which was partially offset by positive stock selection in information technology. The underweight position in materials and overweight position in communication services were modest positive contributors. The largest detractors to relative performance in the period were Apache, Hess, AIG, Adient, and Marathon Oil; the positive contributors were Corning, Ericsson, Microsoft, Oracle, and Sanofi.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of –14.15% for the six-month period ended December 31, 2018 compared to the Russell 1000® Value Index return of –6.69%.

During the six-month period ended December 31, 2018, the Fund underperformed the Russell 1000® Value index. The large overweight to stocks trading at less than book value (20% vs. 5%) hurt relative performance as this group lagged the index by a wide margin. The overweight exposure to energy and financials, along with the underweight position in health care, utilities, and consumer staples also detracted from performance. Stock selection in financials, energy, and consumer discretionary hurt relative returns, which was partially offset by positive stock selection in information technology. The largest detractors to relative performance in the period were Apache, Hess, Adient, AIG, and Marathon Oil; the positive contributors were Ericsson, ARRIS International, Corning, Oracle, and Microsoft.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –23.56% for the six-month period ended December 31, 2018 compared to the Russell Midcap® Value Index return of –12.15%.

The Fund underperformed the Russell Midcap® Value Index in the six-month period ended December 31, 2018. The overweight and stock selection in energy was the largest detractor to performance in the period. Much of the energy exposure is in upstream businesses that are leveraged to oil prices, which declined nearly 40% in the period. The Fund's average exposure to stocks with a market cap of $5 billion was much greater than the index, about 50% compared to about 10%, which hurt performance as this group underperformed the rest of the index by a wide margin. Stock selection in real estate and industrials also hurt relative performance, which was largely offset by positive stock selection in information technology and utilities. The largest detractors to relative performance in the period were Whiting Petroleum, Weatherford International, Kosmos Energy, Superior Energy Services, and Cairn Energy; the positive contributors were ARRIS International, Popular, NRG Energy, Ericsson, and Office Depot.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –19.56% for the six-month period ended December 31, 2018 compared to the Russell 2000® Value Index return of –17.36%.

During the six-month period ended December 31, 2018, the fund underperformed the Russell 2000® Value index. The overweight position in energy was the largest detractor. This was the worst-performing small cap sector by a large magnitude, as crude oil prices declined nearly 40% over the six months. Stock selection in communication services, financials, and real estate also detracted from performance, but this was more than offset by positive stock selection in information technology, health care and materials. The largest detractors to relative performance in the period were Whiting Petroleum, Masonite International, Kosmos Energy, Frank's International, and C&J Energy Services; the positive contributors were ARRIS International, Hanger, Popular, WestJet Airlines, and Office Depot.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –19.59% for the six-month period ended December 31, 2018 compared to the Russell 2000® Value Index return of –17.36%.

The Fund underperformed the Russell 2000® Value in the six-month period ended December 31, 2018. The Fund's overweight to stock with a market cap less than $1 billion (39% vs. 22%) hurt relative performance as smaller stocks declined disproportionately. The overweight position in energy along with stock selection in consumer discretionary and industrials also hurt relative performance, but was partially offset by positive stock selection in materials, energy, and health care. The largest detractors to relative performance in the period were Francesca's Holdings, Invacare, Ultra Petroleum, Superior Industries, and Horizon Global; the positive contributors were Renewable Energy Group, El Pollo Loco, Photronics, Federated Investors, and Cooper Tire & Rubber.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –17.30% for the six-month period ended December 31, 2018 compared to the MSCI World Index return of –9.10%.

Over the six months ended December 31, 2018, the Fund underperformed the MSCI World Index. While we view the Fund's ability to invest in companies of all sizes is a considerable long-term advantage, this worked against the Fund over this period as smaller stocks lagged larger stocks. The Fund's large valuation discount to the index — again something we view as a long-term advantage — also detracted from performance. Nearly 40% of the Fund was invested in stocks trading at a discount to book value, compared to just 8% for the index. This group lagged overall market by a wide margin. Positive stock selection in information technology and health care partially offset these headwinds. The largest detractors to relative performance in the period were Whiting Petroleum, Royal Mail, Kosmos Energy, AIG, and Adient; the positive contributors were ARRIS International, Ericsson, Popular, Oracle, and WestJet Airlines.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of –16.21% for the six-month period ended December 31, 2018 compared to the MSCI World ex-USA Index return of –11.64%.

The Fund underperformed the MSCI World ex-USA Index over the six-month period. Mega cap stocks, those with a market cap of more than 100 billion USD held up better than the overall index, but the Fund was underweight (7% vs. 20%) which hurt relative performance. Stock selection in energy, industrials, and financials also hurt relative performance, but was partially offset by positive stock selection in information technology. The largest detractors to relative performance in the period were Royal Mail, BAE Systems, Frank's International, Kosmos Energy, and Societe Generale; the positive contributors were ARRIS International, Ericsson, Tokio Marine, WestJet Airlines, and Orange Belguim.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of –13.78% for the six-month period ended December 31, 2018 compared to the Russell 3000® Value Index return of –7.51%.

During the six-month period ended December 31, 2018, the Fund underperformed the Russell 3000® Value Index. Relative to the index, the Fund was overweight smaller stocks, which hurt relative performance as small stocks underperformed large stocks. About 23% of the Fund was invested in stocks trading at less than 1x book value compared to just 5% for the index, which hurt relative performance as this cohort lagged the overall index by a large magnitude. Security selection in financials and energy also detracted from performance, which was partially offset by positive security selection in information technology and materials. The largest detractors to relative performance in the period were Whiting Petroleum, Apache, Goldman Sachs, Royal Mail, and Frank's International; the positive contributors were ARRIS International, New Day Aluminum (credit), Microsoft, Hanger, and Oracle.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund's Class I shares had a total return of –13.36% for the six-month period ended December 31, 2018, compared to the 50/50 blended benchmark of the S&P 500® Index and the ICE BofAML U.S. Corporate, Government and Mortgage Index return of –2.46%.

The Fund underperformed the 50/50 blended benchmark over the six-month period. The Fund's average equity exposure over the period was 56% with the remaining 44% invested in high yield credits; the long-term target is 50% in each. The equity overweight hurt performance as equities sold off more than high yield credits in the period. The equity portion of the Fund underperformed the S&P 500® Index in the period. The Fund invests across the market cap spectrum, which we view as an important long-term advantage. This worked against the Fund in the period; however, as the overweight to small and mid cap stocks hurt relative performance as larger stocks declined less. The overweight and stock selection in energy also detracted from performance. Positive stock selection in information technology and the underweight position in communication services helped relative performance. The largest detractors to relative performance in the period were Whiting Petroleum, Sanchez Energy, Royal Mail, Adient, and Kosmos Energy; the positive contributors were ARRIS International, Popular, General Electric, Ericsson, and Corning. The high yield portion of the Fund underperformed the ICE BofAML U.S. Corporate, Government and Mortgage Index and the ICE BofAML U.S. High Yield Index over the period. Relative to the high yield index, the overweight and security selection in energy hurt performance, which was partially offset by positive security selection in basic industry and media.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –3.37% for the six-month period ended December 31, 2018 compared to the ICE BofAML BB-B U.S. High Yield Constrained Index return of –1.58%.

Over the six months ended December 31, 2018, the Fund underperformed the ICE BofAML BB-B U.S. High Yield Constrained Index. Credit selection in energy was the largest detractor to relative performance, as several credits tied to oil prices sold off with the sharp decline in crude prices. Credit selection in consumer goods and automotive were more modest detractors. Positive credit selection in basic industry, media, and financial services helped relative performance in the period.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Patty McKenna Fund Manager

James Miles Fund Manager	Stan Majcher Fund Manager	David Green Fund Manager

Scott McBride Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Noah Mayer Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Large Cap Value Fund, Mid-Cap Value Fund and High Yield Fund have five classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and Capital Income Fund have four classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors and the Funds are not offering Class T shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

Class T shares incur a maximum initial sales charge of 2.50% and an annual distribution and service fee of 0.25%.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are offered only by the High Yield Fund and are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

Fund Information

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

ICE BofAML U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofAML U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of December 31, 2018. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2018. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Investment grade indicates that a municipal or corporate bond has a relatively low risk of default.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Price-to-forward earnings is the projected P/E ratios of the companies invested in the portfolio, which ratios represent current market price per share divided by a company's estimated future earnings-per-share. Projected earnings are consensus analyst forecasts; actual P/E ratios may differ from projected P/E ratios.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield-to-Worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the six months ended December 31, 2018, the Value Opportunities Fund held futures contracts, which resulted in realized gains and unrealized losses, and purchased put options, which resulted in unrealized losses, and the Capital Income Fund and High Yield Fund held credit default swap contracts, which resulted in realized gains to each Fund.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	–14.56%	–14.74%	4.68%	12.28%	5.95%
Class A
Average annual total return (with sales charge)	–19.12%	–19.41%	3.31%	11.40%	5.29%
Average annual total return (without sales charge)	–14.66%	–14.93%	4.42%	12.00%	5.69%
Class C
Average annual total return (with CDSC)	–16.05%	–16.64%	3.63%	11.18%	4.91%
Average annual total return (without CDSC)	–15.05%	–15.64%	3.63%	11.18%	4.91%
S&P 500® Index††
Average annual total return	–6.85%	–4.38%	8.49%	13.12%	8.14%
Russell 1000® Index††
Average annual total return	–7.42%	–4.78%	8.21%	13.28%	8.33%
Russell 1000® Value Index††
Average annual total return	–6.69%	–8.27%	5.95%	11.18%	7.14%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–14.15%	–14.25%	5.01%	12.58%	8.54%
Class A
Average annual total return (with sales charge)	–18.77%	–18.95%	3.63%	11.70%	8.10%
Average annual total return (without sales charge)	–14.26%	–14.47%	4.75%	12.30%	8.29%
Class C
Average annual total return (with CDSC)	–15.58%	–16.10%	3.97%	11.47%	7.47%
Average annual total return (without CDSC)	–14.58%	–15.10%	3.97%	11.47%	7.47%
Class R
Average annual total return	–14.37%	–14.71%	4.49%	12.02%	8.01%
S&P 500® Index††
Average annual total return	–6.85%	–4.38%	8.49%	13.12%	9.31%
Russell 1000® Index††
Average annual total return	–7.42%	–4.78%	8.21%	13.28%	9.40%
Russell 1000® Value Index††
Average annual total return	–6.69%	–8.27%	5.95%	11.18%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–23.56%	–19.29%	0.65%	14.01%	10.63%
Class A
Average annual total return (with sales charge)	–27.66%	–23.74%	–0.68%	13.10%	10.09%
Average annual total return (without sales charge)	–23.66%	–19.51%	0.39%	13.72%	10.36%
Class C
Average annual total return (with CDSC)	–24.96%	–21.12%	–0.36%	12.89%	9.56%
Average annual total return (without CDSC)	–23.96%	–20.12%	–0.36%	12.89%	9.56%
Class R
Average annual total return	–23.74%	–19.69%	0.15%	13.45%	10.15%
Russell Midcap® Index††
Average annual total return	–11.14%	–9.06%	6.26%	14.03%	9.46%
Russell Midcap® Value Index††
Average annual total return	–12.15%	–12.29%	5.44%	13.03%	9.60%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–19.56%	–14.90%	2.25%	15.57%	10.79%
Class A
Average annual total return (with sales charge)	–23.89%	–19.57%	0.91%	14.67%	10.36%
Average annual total return (without sales charge)	–19.67%	–15.11%	2.00%	15.28%	10.54%
Class C
Average annual total return (with CDSC)	–20.96%	–16.73%	1.24%	14.44%	9.74%
Average annual total return (without CDSC)	–19.96%	–15.73%	1.24%	14.44%	9.74%
Russell 2000® Index††
Average annual total return	–17.35%	–11.01%	4.41%	11.97%	9.31%
Russell 2000® Value Index††
Average annual total return	–17.36%	–12.86%	3.61%	10.40%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	Since 6/30/14*
Class I
Average annual total return	–19.59%	–14.33%	4.52%
Class A
Average annual total return (with sales charge)	–23.86%	–19.06%	3.01%
Average annual total return (without sales charge)	–19.66%	–14.59%	4.24%
Russell 2000® Index††
Average annual total return	–17.35%	–11.01%	4.18%
Russell 2000® Value Index††
Average annual total return	–17.36%	–12.86%	3.07%

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	–17.30%	–16.03%	1.94%	6.91%
Class A
Average annual total return (with sales charge)	–21.81%	–20.74%	0.60%	5.70%
Average annual total return (without sales charge)	–17.45%	–16.32%	1.69%	6.65%
MSCI World Index††
Average annual total return	–9.10%	–8.71%	4.56%	7.96%
Russell Developed Index††
Average annual total return	–9.85%	–8.96%	5.06%	8.63%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index descriptions in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the Russell Developed Index and replaced it with the MSCI World Index. The Russell Developed Index will be decommissioned effective December 31, 2018. The Fund believes that the use of the MSCI World Index provides a comparative benchmark.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	Since 12/31/15*
Class I
Average annual total return	–16.21%	–18.74%	2.21%
MSCI World ex-USA Index††
Average annual total return	–11.64%	–14.09%	3.11%
Russell Developed ex-U.S. Index††
Average annual total return	–12.32%	–14.22%	3.73%

† The Fund invests primarily in non-U.S. companies.

†† See index descriptions in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the Russell Developed ex-U.S. Index and replaced it with the MSCI World ex-USA Index. The Russell Developed ex-U.S. Index will be decommissioned effective December 31, 2018. The Fund believes that the use of the MSCI World ex-USA Index provides a comparative benchmark.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	–13.78%	–10.97%	5.20%	16.93%	11.36%
Class A
Average annual total return (with sales charge)	–18.39%	–15.85%	3.81%	16.01%	10.76%
Average annual total return (without sales charge)	–13.88%	–11.19%	4.93%	16.64%	11.13%
Class C
Average annual total return (with CDSC)	–15.20%	–12.86%	4.15%	15.79%	10.28%
Average annual total return (without CDSC)	–14.20%	–11.86%	4.15%	15.79%	10.28%
S&P 500® Index††
Average annual total return	–6.85%	–4.38%	8.49%	13.12%	8.97%
Russell 3000® Index††
Average annual total return	–8.20%	–5.24%	7.91%	13.18%	9.21%
Russell 3000® Value Index††
Average annual total return	–7.51%	–8.58%	5.77%	11.12%	8.40%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section. Effective December 31, 2018, the Fund discontinued the use of the S&P 500® Index and replaced it with the Russell 3000® Index. The Fund believes that the use of the Russell 3000® Index provides a better comparative benchmark since it more appropriately reflects the securities in which the Fund may invest.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	Since 12/31/10*
Class I
Average annual total return	–13.36%	–10.87%	3.44%	7.42%
Class A
Average annual total return (with sales charge)	–17.46%	–15.21%	2.22%	6.88%
Average annual total return (without sales charge)	–13.32%	–10.97%	3.22%	7.53%
S&P 500® Index††
Average annual total return	–6.85%	–4.38%	8.49%	11.32%
ICE BofAML U.S. Corporate, Government and Mortgage Index††
Average annual total return	1.65%	0.00%	2.61%	2.85%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2018	Six Months	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	–3.37%	–3.41%	3.25%	9.57%
Class A
Average annual total return (with sales charge)	–7.14%	–7.21%	2.20%	8.79%
Average annual total return (without sales charge)	–3.53%	–3.63%	2.99%	9.22%
Class C
Average annual total return (with CDSC)	–4.86%	–5.46%	2.22%	8.46%
Average annual total return (without CDSC)	–3.86%	–4.46%	2.22%	8.46%
Class Z
Average annual total return	–3.32%	–3.35%	3.35%	9.67%
ICE BofAML BB-B U.S. High Yield Constrained Index††
Average annual total return	–1.58%	–2.04%	3.88%	9.56%

Returns shown for Class A, Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares and lower total annual operating expenses of Class Z shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.42%
Wells Fargo & Company	3.71%
Citigroup, Inc.	3.71%
Hewlett Packard Enterprise Company	3.66%
General Electric Company	3.40%
Oracle Corp.	3.05%
General Motors Company	2.92%
Microsoft Corp.	2.70%
Discovery, Inc.	2.60%
Marathon Oil Corp.	2.51%
COMMON STOCKS — 99.48%	Shares Held	Value
COMMUNICATION SERVICES — 9.30% Media — 6.96%
CBS Corp.	22,000	$961,840
Comcast Corp.	38,800	1,321,140
Discovery, Inc. (a)	98,500	2,273,380
The Interpublic Group of Companies, Inc.	20,600	424,978
News Corp.	64,700	734,345
Omnicom Group, Inc.	5,200	380,848
		6,096,531
Wireless Telecommunication Services — 2.34%
Vodafone Group PLC — ADR	106,463	2,052,607
TOTAL COMMUNICATION SERVICES		8,149,138
CONSUMER DISCRETIONARY — 6.66% Auto Components — 2.71%
Adient PLC	28,874	434,842
The Goodyear Tire & Rubber Company	44,500	908,245
Magna International, Inc.	22,700	1,031,715
		2,374,802
Automobiles — 3.66%
General Motors Company	76,500	2,558,925
Harley-Davidson, Inc.	19,000	648,280
		3,207,205
Specialty Retail — 0.29%
Bed Bath & Beyond, Inc.	22,300	252,436
TOTAL CONSUMER DISCRETIONARY		5,834,443
CONSUMER STAPLES — 4.43% Beverages — 1.50%
PepsiCo, Inc.	11,900	1,314,712
Food Products — 1.92%
Kellogg Company	7,800	444,678
Mondelez International, Inc.	30,800	1,232,924
		1,677,602
	Shares Held	Value
Personal Products — 1.01%
Unilever PLC — ADR	17,000	$888,250
TOTAL CONSUMER STAPLES		3,880,564
ENERGY — 12.43% Energy Equipment & Services — 1.69%
Halliburton Company	23,500	624,630
National Oilwell Varco, Inc.	33,200	853,240
		1,477,870
Oil, Gas & Consumable Fuels — 10.74%
Apache Corp.	77,300	2,029,125
Hess Corp.	45,300	1,834,650
Kosmos Energy Ltd. (a)	75,900	308,913
Marathon Oil Corp.	153,400	2,199,756
Marathon Petroleum Corp.	8,622	508,784
Murphy Oil Corp.	46,700	1,092,313
Royal Dutch Shell PLC — ADR	24,662	1,437,055
		9,410,596
TOTAL ENERGY		10,888,466
FINANCIALS — 30.89% Banks — 12.23%
Bank of America Corp.	82,322	2,028,414
CIT Group, Inc.	10,500	401,835
Citigroup, Inc.	62,374	3,247,190
Citizens Financial Group, Inc.	44,800	1,331,904
Fifth Third Bancorp	19,100	449,423
Wells Fargo & Company	70,534	3,250,207
		10,708,973
Capital Markets — 5.50%
The Bank of New York Mellon Corp.	15,600	734,292
The Goldman Sachs Group, Inc.	11,900	1,987,895
Morgan Stanley	11,400	452,010
State Street Corp.	26,100	1,646,127
		4,820,324

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 4.82%
Ally Financial, Inc.	30,100	$682,066
Capital One Financial Corp.	21,200	1,602,508
Discover Financial Services	21,200	1,250,376
Synchrony Financial	29,400	689,724
		4,224,674
Diversified Financial Services — 1.41%
AXA Equitable Holdings, Inc.	74,100	1,232,283
Insurance — 6.93%
American International Group, Inc.	120,500	4,748,905
The Travelers Companies, Inc.	11,000	1,317,250
		6,066,155
TOTAL FINANCIALS		27,052,409
HEALTH CARE — 6.22% Biotechnology — 0.83%
Biogen, Inc. (a)	2,400	722,208
Health Care Equipment & Supplies — 1.86%
Medtronic PLC	12,582	1,144,459
Zimmer Biomet Holdings, Inc.	4,700	487,484
		1,631,943
Health Care Providers & Services — 0.75%
Anthem, Inc.	2,500	656,575
Pharmaceuticals — 2.78%
GlaxoSmithKline PLC — ADR	36,300	1,387,023
Sanofi — ADR	24,100	1,046,181
		2,433,204
TOTAL HEALTH CARE		5,443,930
INDUSTRIALS — 10.90% Aerospace & Defense — 0.42%
Embraer SA — ADR	16,400	362,932
Building Products — 1.45%
Johnson Controls International PLC	42,647	1,264,484
Electrical Equipment — 0.75%
Eaton Corp. PLC	9,600	659,136
Industrial Conglomerates — 3.40%
General Electric Company	393,500	2,978,795
Machinery — 4.88%
CNH Industrial NV	192,700	1,774,767
Cummins, Inc.	15,000	2,004,600
PACCAR, Inc.	8,700	497,118
		4,276,485
TOTAL INDUSTRIALS		9,541,832
	Shares Held	Value
INFORMATION TECHNOLOGY — 14.54% Communications Equipment — 1.16%
Telefonaktiebolaget LM Ericsson — ADR	114,500	$1,015,615
Electronic Equipment, Instruments & Components — 2.60%
Corning, Inc.	50,500	1,525,605
TE Connectivity Ltd.	10,000	756,300
		2,281,905
Semiconductors & Semiconductor Equipment — 0.78%
Texas Instruments, Inc.	7,200	680,400
Software — 6.34%
Microsoft Corp.	23,300	2,366,581
Oracle Corp.	59,100	2,668,365
Teradata Corp. (a)	13,500	517,860
		5,552,806
Technology Hardware, Storage & Peripherals — 3.66%
Hewlett Packard Enterprise Company	242,800	3,207,388
TOTAL INFORMATION TECHNOLOGY		12,738,114
MATERIALS — 1.52% Containers & Packaging — 1.52%
International Paper Company	33,000	1,331,880
TOTAL MATERIALS		1,331,880
UTILITIES — 2.59% Electric Utilities — 2.59%
PPL Corp.	39,500	1,119,035
The Southern Company	26,100	1,146,312
TOTAL UTILITIES		2,265,347
Total common stocks (Cost $117,300,604)		87,126,123
Total long-term investments (Cost $117,300,604)		87,126,123
SHORT-TERM INVESTMENTS — 0.74%	Principal Amount
Time Deposits — 0.74%
JPMorgan Chase & Company, 1.77%, 01/02/2019*	$648,394	648,394
Total short-term investments (Cost $648,394)		648,394
Total investments — 100.22% (Cost $117,948,998)		87,774,517
Liabilities in excess of other assets — (0.22)%		(189,134)
Net assets — 100.00%		$87,585,383

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.10%
Hewlett Packard Enterprise Company	4.00%
Citigroup, Inc.	3.95%
Wells Fargo & Company	3.89%
General Electric Company	3.35%
General Motors Company	3.22%
Oracle Corp.	3.07%
The Goldman Sachs Group, Inc.	3.01%
Microsoft Corp.	2.78%
Discovery, Inc.	2.60%
COMMON STOCKS — 96.77%	Shares Held	Value
COMMUNICATION SERVICES — 8.34% Media — 5.79%
CBS Corp.	108,000	$4,721,760
Comcast Corp.	230,400	7,845,120
Discovery, Inc. (a)	445,300	10,277,524
		22,844,404
Wireless Telecommunication Services — 2.55%
Vodafone Group PLC — ADR	522,044	10,065,008
TOTAL COMMUNICATION SERVICES		32,909,412
CONSUMER DISCRETIONARY — 6.40% Auto Components — 2.11%
Adient PLC	177,591	2,674,521
Magna International, Inc.	124,600	5,663,070
		8,337,591
Automobiles — 3.95%
General Motors Company	379,400	12,690,930
Harley-Davidson, Inc.	85,400	2,913,848
		15,604,778
Specialty Retail — 0.34%
Bed Bath & Beyond, Inc.	118,300	1,339,156
TOTAL CONSUMER DISCRETIONARY		25,281,525
CONSUMER STAPLES — 3.93% Beverages — 1.47%
PepsiCo, Inc.	52,700	5,822,296
Food Products — 1.48%
Mondelez International, Inc.	145,500	5,824,365
Personal Products — 0.98%
Unilever PLC — ADR	74,000	3,866,500
TOTAL CONSUMER STAPLES		15,513,161
ENERGY — 12.68% Energy Equipment & Services — 1.50%
National Oilwell Varco, Inc.	230,300	5,918,710
	Shares Held	Value
Oil, Gas & Consumable Fuels — 11.18%
Apache Corp.	332,600	$8,730,750
Hess Corp.	201,900	8,176,950
Marathon Oil Corp.	686,300	9,841,542
Marathon Petroleum Corp.	39,793	2,348,185
Murphy Oil Corp.	336,900	7,880,091
Royal Dutch Shell PLC — ADR	122,772	7,153,925
		44,131,443
TOTAL ENERGY		50,050,153
FINANCIALS — 29.41% Banks — 12.05%
Bank of America Corp.	357,049	8,797,688
Citigroup, Inc.	299,288	15,580,933
Citizens Financial Group, Inc.	263,800	7,842,774
Wells Fargo & Company	332,863	15,338,327
		47,559,722
Capital Markets — 5.52%
The Goldman Sachs Group, Inc.	71,200	11,893,960
State Street Corp.	157,000	9,901,990
		21,795,950
Consumer Finance — 3.72%
Capital One Financial Corp.	111,200	8,405,608
Discover Financial Services	106,200	6,263,676
		14,669,284
Diversified Financial Services — 1.54%
AXA Equitable Holdings, Inc.	366,500	6,094,895
Insurance — 6.58%
American International Group, Inc.	510,900	20,134,569
The Travelers Companies, Inc.	48,800	5,843,800
		25,978,369
TOTAL FINANCIALS		116,098,220

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 6.57% Health Care Equipment & Supplies — 2.89%
Koninklijke Philips NV	55,066	$1,933,367
Medtronic PLC	64,100	5,830,536
Zimmer Biomet Holdings, Inc.	35,100	3,640,572
		11,404,475
Health Care Providers & Services — 0.98%
Anthem, Inc.	14,800	3,886,924
Pharmaceuticals — 2.70%
GlaxoSmithKline PLC — ADR	156,500	5,979,865
Sanofi — ADR	107,400	4,662,234
		10,642,099
TOTAL HEALTH CARE		25,933,498
INDUSTRIALS — 11.16% Aerospace & Defense — 0.50%
Embraer SA — ADR	88,500	1,958,505
Building Products — 1.96%
Johnson Controls International PLC	260,519	7,724,388
Industrial Conglomerates — 3.35%
General Electric Company	1,747,500	13,228,575
Machinery — 4.86%
CNH Industrial NV	856,900	7,892,049
Cummins, Inc.	70,000	9,354,800
PACCAR, Inc.	34,300	1,959,902
		19,206,751
Professional Services — 0.49%
ManpowerGroup, Inc.	29,900	1,937,520
TOTAL INDUSTRIALS		44,055,739
INFORMATION TECHNOLOGY — 13.97% Communications Equipment — 1.33%
Telefonaktiebolaget LM Ericsson — ADR	594,700	5,274,989
Electronic Equipment, Instruments & Components — 1.79%
Corning, Inc.	234,000	7,069,140
Semiconductors & Semiconductor Equipment — 1.00%
Texas Instruments, Inc.	41,700	3,940,650
Software — 5.85%
Microsoft Corp.	107,800	10,949,246
Oracle Corp.	268,700	12,131,805
		23,081,051
Technology Hardware, Storage & Peripherals — 4.00%
Hewlett Packard Enterprise Company	1,194,100	15,774,061
TOTAL INFORMATION TECHNOLOGY		55,139,891
	Shares Held	Value
MATERIALS — 1.75% Containers & Packaging — 1.75%
International Paper Company	171,000	$6,901,560
TOTAL MATERIALS		6,901,560
UTILITIES — 2.56% Electric Utilities — 2.56%
PPL Corp.	178,100	5,045,573
The Southern Company	114,800	5,042,015
TOTAL UTILITIES		10,087,588
Total common stocks (Cost $482,209,185)		381,970,747
Total long-term investments (Cost $482,209,185)		381,970,747
SHORT-TERM INVESTMENTS — 3.31%	Principal Amount
Time Deposits — 3.31%
National Australia Bank Ltd., 1.77%, 01/02/2019*	$13,049,677	13,049,677
Total short-term investments (Cost $13,049,677)		13,049,677
Total investments — 100.08% (Cost $495,258,862)		395,020,424
Liabilities in excess of other assets — (0.08)%		(320,605)
Net assets — 100.00%		$394,699,819

(a) — Non-income producing security.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Whiting Petroleum Corp.	4.86%
Hewlett Packard Enterprise Company	4.51%
Citizens Financial Group, Inc.	4.42%
CIT Group, Inc.	3.62%
Popular, Inc.	3.49%
The Goodyear Tire & Rubber Company	3.05%
Discovery, Inc.	3.03%
Kosmos Energy Ltd.	3.00%
Avnet, Inc.	2.97%
Office Depot, Inc.	2.79%
COMMON STOCKS — 99.95%	Shares Held	Value
COMMUNICATION SERVICES — 5.05% Media — 5.05%
CBS Corp.	154,300	$6,745,996
Discovery, Inc. (a)	1,745,300	40,281,524
The Interpublic Group of Companies, Inc.	328,900	6,785,207
News Corp.	1,183,600	13,433,860
TOTAL COMMUNICATION SERVICES		67,246,587
CONSUMER DISCRETIONARY — 12.45% Auto Components — 5.57%
Adient PLC	827,500	12,462,150
The Goodyear Tire & Rubber Company	1,986,000	40,534,260
Magna International, Inc.	465,300	21,147,885
		74,144,295
Household Durables — 2.71%
TRI Pointe Group, Inc. (a)	3,300,400	36,073,372
Specialty Retail — 4.17%
Bed Bath & Beyond, Inc.	1,618,400	18,320,288
Office Depot, Inc.	14,396,200	37,142,196
		55,462,484
TOTAL CONSUMER DISCRETIONARY		165,680,151
CONSUMER STAPLES — 1.81% Food Products — 1.81%
Bunge Ltd.	451,000	24,101,440
TOTAL CONSUMER STAPLES		24,101,440
ENERGY — 20.08%
Energy Equipment & Services — 4.79%
C&J Energy Services, Inc. (a)	2,058,700	27,792,450
Frank's International NV (a)	1,204,400	6,286,968
McDermott International, Inc. (a)	2,138,633	13,986,662
Superior Energy Services, Inc. (a)	4,691,800	15,717,530
		63,783,610
	Shares Held	Value
Oil, Gas & Consumable Fuels — 15.29%
Apache Corp.	659,200	$17,304,000
Cairn Energy PLC (a) (v)	19,353,700	36,929,586
Hess Corp.	77,300	3,130,650
Kosmos Energy Ltd. (a)	9,807,300	39,915,711
Marathon Oil Corp.	256,500	3,678,210
Murphy Oil Corp.	512,500	11,987,375
Ophir Energy PLC (a) (o)	56,578,900	25,745,217
Whiting Petroleum Corp. (a)	2,852,825	64,730,599
		203,421,348
TOTAL ENERGY		267,204,958
FINANCIALS — 25.46% Banks — 12.96%
CIT Group, Inc.	1,260,324	48,232,599
Citizens Financial Group, Inc.	1,979,900	58,862,427
Fifth Third Bancorp	431,700	10,157,901
First Horizon National Corp.	668,400	8,796,144
Popular, Inc.	984,000	46,464,480
		172,513,551
Capital Markets — 0.57%
State Street Corp.	120,600	7,606,242
Consumer Finance — 6.49%
Ally Financial, Inc.	926,900	21,003,554
Discover Financial Services	315,300	18,596,394
Santander Consumer USA Holdings, Inc.	627,400	11,035,966
SLM Corp. (a)	1,243,600	10,334,316
Synchrony Financial	1,080,200	25,341,492
		86,311,722
Diversified Financial Services — 1.83%
AXA Equitable Holdings, Inc.	1,465,400	24,369,602

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Insurance — 3.61%
Alleghany Corp.	12,000	$7,479,840
CNO Financial Group, Inc.	1,909,300	28,410,384
Enstar Group Ltd. (a)	72,100	12,081,797
		47,972,021
TOTAL FINANCIALS		338,773,138
HEALTH CARE — 1.81% Health Care Equipment & Supplies — 0.56%
Zimmer Biomet Holdings, Inc.	71,400	7,405,608
Pharmaceuticals — 1.25%
Mallinckrodt PLC (a)	1,056,400	16,691,120
TOTAL HEALTH CARE		24,096,728
INDUSTRIALS — 14.39% Aerospace & Defense — 2.22%
Embraer SA — ADR	1,336,000	29,565,680
Air Freight & Logistics — 2.38%
Royal Mail PLC (v)	9,139,200	31,721,129
Construction & Engineering — 1.15%
KBR, Inc.	1,003,500	15,233,130
Machinery — 4.33%
Allison Transmission Holdings, Inc.	181,100	7,952,101
Cummins, Inc.	151,600	20,259,824
Navistar International Corp. (a)	1,130,700	29,341,665
		57,553,590
Professional Services — 1.10%
ManpowerGroup, Inc.	225,600	14,618,880
Road & Rail — 3.21%
AMERCO	99,900	32,778,189
Avis Budget Group, Inc. (a)	444,300	9,987,864
		42,766,053
TOTAL INDUSTRIALS		191,458,462
INFORMATION TECHNOLOGY — 13.78% Communications Equipment — 4.61%
ARRIS International PLC (a)	1,090,100	33,324,357
CommScope Holding Company, Inc. (a)	956,600	15,678,674
Telefonaktiebolaget LM Ericsson — ADR	1,388,500	12,315,995
		61,319,026
Electronic Equipment, Instruments & Components — 4.02%
Avnet, Inc.	1,096,600	39,587,260
Corning, Inc.	459,900	13,893,579
		53,480,839
Software — 0.64%
Teradata Corp. (a)	222,300	8,527,428
	Shares Held		Value
Technology Hardware, Storage & Peripherals — 4.51%
Hewlett Packard Enterprise Company		4,545,200	$60,042,092
TOTAL INFORMATION TECHNOLOGY			183,369,385
REAL ESTATE — 3.06% Equity Real Estate Investment Trusts — 3.06%
Colony Capital, Inc.		2,207,500	10,331,100
The GEO Group, Inc.		1,545,950	30,455,215
TOTAL REAL ESTATE			40,786,315
UTILITIES — 2.06% Electric Utilities — 1.53%
PPL Corp.		715,600	20,272,948
Independent Power and Renewable Electricity Producers — 0.53%
NRG Energy, Inc.		179,100	7,092,361
TOTAL UTILITIES			27,365,309
Total common stocks (Cost $1,657,529,570)			1,330,082,473
Total long-term investments (Cost $1,657,529,570)			1,330,082,473
SHORT-TERM INVESTMENTS — 0.39%	Principal Amount
Time Deposits — 0.39%
Banco Bilbao Vizcaya Argentaria SA, 1.77%, 01/02/2019*		$5,233,789	5,233,789
Brown Brothers Harriman & Co., 0.37%, 01/02/2019*	GBP	195	248
Total short-term investments (Cost $5,234,042)			5,234,037
Total investments — 100.34% (Cost $1,662,763,612)			1,335,316,510
Liabilities in excess of other assets — (0.34)%			(4,581,882)
Net assets — 100.00%			$1,330,734,628

(a) — Non-income producing security.

(o)   — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $68,650,715 which represented 5.16% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
First Hawaiian, Inc.	5.40%
Enstar Group Ltd.	5.23%
Seritage Growth Properties	4.88%
Avnet, Inc.	4.06%
WestJet Airlines Ltd.	3.99%
Popular, Inc.	3.82%
Hanger, Inc.	3.48%
Matson, Inc.	3.38%
Masonite International Corp.	3.22%
First Horizon National Corp.	3.09%
COMMON STOCKS — 96.23%	Shares Held	Value
COMMUNICATION SERVICES — 1.12% Media — 1.12%
MDC Partners, Inc. (a)	2,736,800	$7,143,048
TOTAL COMMUNICATION SERVICES		7,143,048
CONSUMER DISCRETIONARY — 5.95% Household Durables — 1.52%
TRI Pointe Group, Inc. (a)	890,700	9,735,351
Specialty Retail — 4.43%
Group 1 Automotive, Inc.	65,800	3,468,976
Office Depot, Inc.	4,530,500	11,688,690
Sonic Automotive, Inc.	959,500	13,202,720
		28,360,386
TOTAL CONSUMER DISCRETIONARY		38,095,737
ENERGY — 8.28% Energy Equipment & Services — 4.61%
C&J Energy Services, Inc. (a)	621,300	8,387,550
Frank's International NV (a)	3,457,300	18,047,106
Key Energy Services, Inc. (a)	254,900	527,643
McDermott International, Inc. (a)	155,800	1,018,932
Nine Energy Service, Inc. (a)	26,700	601,818
Quintana Energy Services, Inc. (a)	277,700	960,842
		29,543,891
Oil, Gas & Consumable Fuels — 3.67%
Altus Midstream Company (a) (l)	122,600	947,698
Berry Petroleum Corp.	294,300	2,575,125
Cairn Energy PLC (a) (v)	734,400	1,401,339
Kosmos Energy Ltd. (a)	1,655,300	6,737,071
Rockhopper Exploration PLC (a) (v)	5,054,700	1,354,968
Talos Energy, Inc. (a)	62,200	1,015,104
Whiting Petroleum Corp. (a)	416,825	9,457,759
		23,489,064
TOTAL ENERGY		53,032,955
	Shares Held	Value
FINANCIALS — 32.81% Banks — 16.98%
Associated Banc-Corp	367,700	$7,276,783
The Bank of NT Butterfield & Son Ltd.	488,100	15,301,935
First Hawaiian, Inc.	1,535,700	34,568,607
First Horizon National Corp.	1,504,731	19,802,260
Investors Bancorp, Inc.	258,000	2,683,200
Popular, Inc.	517,900	24,455,238
TCF Financial Corp.	242,900	4,734,121
		108,822,144
Capital Markets — 2.67%
BrightSphere Investment Group PLC	666,700	7,120,356
Stifel Financial Corp.	240,800	9,973,936
		17,094,292
Consumer Finance — 1.44%
SLM Corp. (a)	1,111,600	9,237,396
Insurance — 11.21%
CNO Financial Group, Inc.	1,199,000	17,841,120
Enstar Group Ltd. (a)	199,979	33,510,481
Global Indemnity Ltd.	381,636	13,826,672
Horace Mann Educators Corp.	177,300	6,639,885
		71,818,158
Thrifts & Mortgage Finance — 0.51%
Luther Burbank Corp.	251,200	2,265,824
TFS Financial Corp.	61,700	995,221
		3,261,045
TOTAL FINANCIALS		210,233,035
HEALTH CARE — 3.48% Health Care Providers & Services — 3.48%
Hanger, Inc. (a)	1,177,500	22,313,625
TOTAL HEALTH CARE		22,313,625

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
INDUSTRIALS — 22.39% Aerospace & Defense — 2.68%
Embraer SA — ADR	774,600	$17,141,898
Airlines — 3.99%
WestJet Airlines Ltd.	1,938,400	25,557,574
Building Products — 3.63%
Armstrong Flooring, Inc. (a)	224,800	2,661,632
Masonite International Corp. (a)	459,500	20,599,385
		23,261,017
Commercial Services & Supplies — 1.26%
Quad/Graphics, Inc.	654,100	8,058,512
Construction & Engineering — 3.42%
KBR, Inc.	613,700	9,315,966
Tutor Perini Corp. (a)	789,200	12,603,524
		21,919,490
Machinery — 2.52%
EnPro Industries, Inc.	43,200	2,596,320
Miller Industries, Inc.	390,400	10,540,800
Navistar International Corp. (a)	116,300	3,017,985
		16,155,105
Marine — 3.38%
Matson, Inc.	676,400	21,658,328
Professional Services — 0.46%
Hudson Global, Inc. (a) (o)	2,187,600	2,953,260
Trading Companies & Distributors — 1.05%
Rush Enterprises, Inc.	195,400	6,737,392
TOTAL INDUSTRIALS		143,442,576
INFORMATION TECHNOLOGY — 8.60% Communications Equipment — 2.69%
ARRIS International PLC (a)	159,200	4,866,744
Casa Systems, Inc. (a)	415,900	5,460,767
CommScope Holding Company, Inc. (a)	423,600	6,942,804
		17,270,315
Electronic Equipment, Instruments & Components — 4.52%
Avnet, Inc.	720,200	25,999,220
Belden, Inc.	71,400	2,982,378
		28,981,598
Semiconductors & Semiconductor Equipment — 1.39%
Diodes, Inc. (a)	275,200	8,877,952
TOTAL INFORMATION TECHNOLOGY		55,129,865
MATERIALS — 0.03% Metals & Mining — 0.03%
Elah Holdings, Inc. (a) (i)	2,604	156,240
Noranda Aluminum Holding Corp. (a) (o)	800,300	13,205
TOTAL MATERIALS		169,445
	Shares Held		Value
REAL ESTATE — 8.79% Equity Real Estate Investment Trusts — 8.79%
Colony Capital, Inc.		699,700	$3,274,596
The GEO Group, Inc.		711,144	14,009,537
Granite Real Estate Investment Trust		199,100	7,746,981
Seritage Growth Properties (l)		966,900	31,259,877
TOTAL REAL ESTATE			56,290,991
UTILITIES — 4.78% Electric Utilities — 4.78%
Evergy, Inc.		284,592	16,156,288
Portland General Electric Company		316,200	14,497,770
TOTAL UTILITIES			30,654,058
Total common stocks (Cost $699,029,328)			616,505,335
Total long-term investments (Cost $699,029,328)			616,505,335
COLLATERAL FOR SECURITIES ON LOAN — 3.76%
Money Market Funds — 3.76%
Invesco Government & Agency Portfolio — Institutional Class, 2.30%^		24,116,823	24,116,823
Total collateral for securities on loan (Cost $24,116,823)			24,116,823
SHORT-TERM INVESTMENTS — 3.82%	Principal Amount
Time Deposits — 3.82%
Australia and New Zealand Banking Group Ltd., 1.77%, 01/02/2019*		$13,191,968	13,191,968
BNP Paribas, 1.77%, 01/02/2019*		11,121,180	11,121,180
Royal Bank of Canada, 0.84%, 01/02/2019*	CAD	230,741	169,017
Total short-term investments (Cost $24,482,087)			24,482,165
Total investments — 103.81% (Cost $747,628,238)			665,104,323
Liabilities in excess of other assets — (3.81)%			(24,421,895)
Net assets — 100.00%			$640,682,428

(a) — Non-income producing security.

(i) — Illiquid security.

(l)   — All or a portion of this security is on loan. The total market value of securities on loan was $23,615,707. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,756,307, which represented 0.43% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

^ — Rate shown is the 7-day yield as of December 31, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Fidelity Southern Corp.	0.43%
MDC Partners, Inc.	0.43%
Whiting Petroleum Corp.	0.43%
AllianceBernstein Holding LP	0.42%
Kosmos Energy Ltd.	0.42%
Dycom Industries, Inc.	0.41%
Oceaneering International, Inc.	0.41%
Smart Sand, Inc.	0.41%
Caesarstone Ltd.	0.41%
SM Energy Company	0.41%
COMMON STOCKS — 95.85%	Shares Held	Value
COMMUNICATION SERVICES — 2.99% Diversified Telecommunication Services — 0.29%
IDT Corp. (a)	18,983	$117,505
Entertainment — 0.19%
The Marcus Corp.	1,942	76,709
Interactive Media & Services — 0.19%
Cars.com, Inc. (a)	3,453	74,240
Media — 2.32%
Entercom Communications Corp.	13,255	75,686
Entravision Communications Corp.	41,365	120,372
Gray Television, Inc. (a)	2,531	37,307
MDC Partners, Inc. (a)	65,071	169,836
Meredith Corp.	3,045	158,157
MSG Networks, Inc. (a)	6,689	157,593
Nexstar Media Group, Inc.	1,033	81,235
Scholastic Corp.	2,009	80,882
TEGNA, Inc.	3,537	38,447
		919,515
TOTAL COMMUNICATION SERVICES		1,187,969
CONSUMER DISCRETIONARY — 15.28% Auto Components — 3.24%
Adient PLC	9,595	144,501
Cooper Tire & Rubber Company	4,859	157,091
Cooper-Standard Holdings, Inc. (a)	2,535	157,473
Dana, Inc.	5,702	77,718
Gentherm, Inc. (a)	1,941	77,601
Horizon Global Corp. (a)	15,783	22,570
Modine Manufacturing Company (a)	3,676	39,738
Motorcar Parts of America, Inc. (a)	6,969	115,964
Standard Motor Products, Inc.	799	38,696
Stoneridge, Inc. (a)	1,627	40,106
Superior Industries International, Inc.	23,064	110,938
	Shares Held	Value
Tenneco, Inc.	5,679	$155,548
Tower International, Inc.	6,294	149,797
		1,287,741
Diversified Consumer Services — 0.28%
Graham Holdings Company	58	37,154
Strategic Education, Inc.	670	75,991
		113,145
Hotels, Restaurants & Leisure — 2.04%
Bluegreen Vacations Corp.	9,221	119,228
Bojangles', Inc. (a)	6,904	111,016
Brinker International, Inc.	792	34,832
Carrols Restaurant Group, Inc. (a)	7,693	75,699
The Cheesecake Factory, Inc.	1,718	74,750
El Pollo Loco Holdings, Inc. (a)	10,376	157,405
Eldorado Resorts, Inc. (a)	1,145	41,460
Hilton Grand Vacations, Inc. (a)	4,492	118,544
International Speedway Corp.	943	41,360
Ruth's Hospitality Group, Inc.	1,584	36,004
		810,298
Household Durables — 4.64%
Century Communities, Inc. (a)	8,866	153,027
CSS Industries, Inc.	8,201	73,563
Ethan Allen Interiors, Inc.	4,325	76,077
Flexsteel Industries, Inc.	3,514	77,589
Green Brick Partners, Inc. (a)	10,580	76,599
Hooker Furniture Corp.	4,275	112,604
iRobot Corp. (a)	417	34,920
La-Z-Boy, Inc.	2,837	78,613
LGI Homes, Inc. (a)	2,643	119,516
M/I Homes, Inc. (a)	5,223	109,787
Meritage Homes Corp. (a)	4,269	156,758
Taylor Morrison Home Corp. (a)	9,610	152,799

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Tempur Sealy International, Inc. (a)	918	$38,005
TRI Pointe Group, Inc. (a)	13,721	149,971
Tupperware Brands Corp.	4,862	153,493
William Lyon Homes (a)	14,673	156,854
ZAGG, Inc. (a)	12,379	121,067
		1,841,242
Internet & Catalog Retail — 0.20%
Duluth Holdings, Inc. (a)	3,160	79,727
Leisure Products — 0.40%
Nautilus, Inc. (a)	14,474	157,767
Multiline Retail — 0.40%
Big Lots, Inc.	5,472	158,250
Specialty Retail — 3.78%
Asbury Automotive Group, Inc. (a)	1,814	120,921
Bed Bath & Beyond, Inc.	10,314	116,754
Francesca's Holdings Corp. (a)	142,509	138,348
GameStop Corp.	9,385	118,439
Group 1 Automotive, Inc.	3,028	159,636
Haverty Furniture Companies, Inc.	1,898	35,644
Hibbett Sports, Inc. (a)	8,273	118,304
Lithia Motors, Inc.	2,072	158,156
Murphy USA, Inc. (a)	1,511	115,803
Office Depot, Inc.	55,846	144,083
Sonic Automotive, Inc.	11,120	153,011
Sportsman's Warehouse Holdings, Inc. (a)	27,352	119,802
		1,498,901
Textiles, Apparel & Luxury Goods — 0.30%
Movado Group, Inc.	3,712	117,373
TOTAL CONSUMER DISCRETIONARY		6,064,444
CONSUMER STAPLES — 1.56% Food & Staples Retailing — 0.51%
United Natural Foods, Inc. (a)	11,671	123,596
Village Super Market, Inc.	3,016	80,648
		204,244
Food Products — 0.87%
B&G Foods, Inc.	4,097	118,443
Dean Foods Company	19,681	74,985
Fresh Del Monte Produce, Inc.	1,281	36,214
Sanderson Farms, Inc.	1,147	113,886
		343,528
Personal Products — 0.18%
Natural Health Trends Corp.	3,759	69,504
TOTAL CONSUMER STAPLES		617,276
	Shares Held	Value
ENERGY — 9.42% Energy Equipment & Services — 2.77%
C&J Energy Services, Inc. (a)	11,693	$157,856
Diamond Offshore Drilling, Inc. (a)	8,080	76,275
Dril-Quip, Inc. (a)	5,252	157,718
Ensco PLC	10,223	36,394
Frank's International NV (a)	29,350	153,207
Matrix Service Company (a)	6,857	123,015
Oceaneering International, Inc. (a)	13,360	161,655
Rowan Companies PLC (a)	8,472	71,080
Smart Sand, Inc. (a)	72,715	161,427
		1,098,627
Oil, Gas & Consumable Fuels — 6.65%
Altus Midstream Company (a)	2,700	20,871
California Resources Corp. (a)	4,782	81,485
Callon Petroleum Company (a)	24,631	159,855
CNX Midstream Partners LP	4,717	76,793
Contango Oil & Gas Company (a)	23,273	75,637
CVR Refining LP	8,446	88,092
Denbury Resources, Inc. (a)	50,853	86,959
Earthstone Energy, Inc. (a)	33,287	150,457
EP Energy Corp. (a)	48,119	33,683
Gulfport Energy Corp. (a)	22,331	146,268
Kosmos Energy Ltd. (a)	40,473	164,725
Nordic American Tankers Ltd.	54,556	109,112
PBF Logistics LP	5,589	112,339
QEP Resources, Inc. (a)	27,968	157,460
Range Resources Corp.	15,131	144,804
Renewable Energy Group, Inc. (a)	6,039	155,202
REX American Resources Corp. (a)	2,278	155,155
SM Energy Company	10,408	161,116
Southwestern Energy Company (a)	43,668	148,908
Ultra Petroleum Corp. (a)	115,389	87,707
Whiting Petroleum Corp. (a)	7,445	168,927
World Fuel Services Corp.	7,204	154,238
		2,639,793
TOTAL ENERGY		3,738,420
FINANCIALS — 26.38% Banks — 10.80%
1st Source Corp.	866	34,934
Access National Corp.	3,565	76,041
American National Bankshares, Inc.	1,252	36,696
Arrow Financial Corp.	1,082	34,646
Bank of Marin Bancorp	2,767	114,111
The Bank of NT Butterfield & Son Ltd.	4,966	155,684

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Bar Harbor Bankshares	3,446	$77,294
Bridge Bancorp, Inc.	1,370	34,921
Brookline Bancorp, Inc.	2,776	38,364
Camden National Corp.	1,016	36,546
Carolina Financial Corp.	1,286	38,053
Cathay General Bancorp	2,322	77,857
City Holding Company	580	39,202
Community Trust Bancorp, Inc.	3,070	121,603
Customers Bancorp, Inc. (a)	4,164	75,785
Fidelity Southern Corp.	6,588	171,419
Financial Institutions, Inc.	5,931	152,427
First BanCorp	18,336	157,689
First Business Financial Services, Inc.	1,935	37,752
First Financial Corp.	903	36,255
First Hawaiian, Inc.	6,770	152,393
First Internet Bancorp	5,589	114,239
First Mid-Illinois Bancshares, Inc.	1,242	39,645
Flushing Financial Corp.	7,148	153,896
Franklin Financial Network, Inc. (a)	5,740	151,364
Great Western Bancorp, Inc.	1,166	36,438
Hanmi Financial Corp.	7,917	155,964
Hilltop Holdings, Inc.	8,787	156,671
HomeTrust Bancshares, Inc.	1,429	37,411
Hope Bancorp, Inc.	12,643	149,946
Howard Bancorp, Inc. (a)	2,473	35,364
International Bancshares Corp.	3,336	114,758
Investors Bancorp, Inc.	14,824	154,170
Live Oak Bancshares, Inc.	7,695	113,963
Midland States Bancorp, Inc.	6,943	155,107
MidSouth Bancorp, Inc.	3,262	34,577
MidWestOne Financial Group, Inc.	1,494	37,096
National Bankshares, Inc.	1,062	38,689
Northrim BanCorp, Inc.	2,274	74,746
OFG Bancorp	2,348	38,648
Old National Bancorp	2,274	35,020
Orrstown Financial Services, Inc.	2,049	37,312
Peapack Gladstone Financial Corp.	2,926	73,677
RBB Bancorp	4,252	74,708
Republic Bancorp, Inc.	1,061	41,082
Sandy Spring Bancorp, Inc.	1,245	39,018
Southern National Bancorp of Virginia, Inc.	8,366	110,599
State Bank Financial Corp.	3,442	74,313
TriCo Bancshares	2,364	79,880
Trustmark Corp.	5,361	152,413
West Bancorporation, Inc.	1,849	35,297
	Shares Held	Value
Westamerica Bancorporation	704	$39,199
		4,284,882
Capital Markets — 4.24%
AllianceBernstein Holding LP	6,134	167,581
BrightSphere Investment Group PLC	14,223	151,902
Donnelley Financial Solutions, Inc. (a)	10,993	154,232
Ellington Financial LLC	9,989	153,131
Federated Investors, Inc.	5,805	154,123
GAMCO Investors, Inc.	4,336	73,235
Greenhill & Company, Inc.	6,565	160,186
Legg Mason, Inc.	6,197	158,085
Och-Ziff Capital Management Group LLC	80,110	73,701
Oppenheimer Holdings, Inc.	6,091	155,625
Victory Capital Holdings, Inc. (a)	12,027	122,916
Waddell & Reed Financial, Inc.	8,648	156,356
		1,681,073
Consumer Finance — 0.38%
Navient Corp.	17,190	151,444
Diversified Financial Services — 0.77%
Compass Diversified Holdings	11,932	148,553
FGL Holdings (a)	23,550	156,843
		305,396
Insurance — 4.72%
Ambac Financial Group, Inc. (a)	4,587	79,080
American Equity Investment Life Holding Company	2,826	78,958
Argo Group International Holdings Ltd.	1,739	116,948
Aspen Insurance Holdings Ltd.	3,642	152,928
CNO Financial Group, Inc.	10,286	153,056
EMC Insurance Group, Inc.	1,462	46,565
Employers Holdings, Inc.	1,885	79,113
Enstar Group Ltd. (a)	949	159,023
Global Indemnity Ltd.	2,248	81,445
Horace Mann Educators Corp.	4,064	152,197
MBIA, Inc. (a)	13,646	121,722
National Western Life Group, Inc.	525	157,867
The Navigators Group, Inc.	1,069	74,285
ProAssurance Corp.	2,967	120,342
Stewart Information Services Corp.	2,691	111,407
Third Point Reinsurance Ltd. (a)	12,198	117,589
White Mountains Insurance Group Ltd.	81	69,473
		1,871,998
Mortgage Real Estate Investment Trusts — 1.61%
Ares Commercial Real Estate Corp.	11,404	148,708
Colony Credit Real Estate, Inc.	9,282	146,563

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Exantas Capital Corp.	11,271	$112,935
Great Ajax Corp.	3,160	38,078
Owens Realty Mortgage, Inc.	2,333	43,837
PennyMac Mortgage Investment Trust	8,052	149,929
		640,050
Thrifts & Mortgage Finance — 3.86%
Capitol Federal Financial, Inc.	12,083	154,300
Dime Community Bancshares, Inc.	9,163	155,588
HomeStreet, Inc. (a)	7,078	150,266
Luther Burbank Corp.	4,085	36,847
Merchants Bancorp	7,760	154,890
Northfield Bancorp, Inc.	11,477	155,513
Oritani Financial Corp.	10,446	154,079
PCSB Financial Corp.	3,804	74,406
Southern Missouri Bancorp, Inc.	1,059	35,900
Sterling Bancorp, Inc.	10,662	74,101
Territorial Bancorp, Inc.	1,492	38,762
TrustCo Bank Corp.	16,864	115,687
Washington Federal, Inc.	5,844	156,093
Waterstone Financial, Inc.	4,583	76,811
		1,533,243
TOTAL FINANCIALS		10,468,086
HEALTH CARE — 2.24% Biotechnology — 0.20%
Emergent BioSolutions, Inc. (a)	1,338	79,317
Health Care Equipment & Supplies — 0.80%
Anika Therapeutics, Inc. (a)	2,473	83,118
Meridian Bioscience, Inc.	6,554	113,777
Varex Imaging Corp. (a)	5,036	119,252
		316,147
Health Care Providers & Services — 1.24%
AMN Healthcare Services, Inc. (a)	635	35,979
Magellan Health, Inc. (a)	2,706	153,944
National HealthCare Corp.	1,935	151,801
Owens & Minor, Inc.	5,932	37,550
Tivity Health, Inc. (a)	4,607	114,300
		493,574
TOTAL HEALTH CARE		889,038
INDUSTRIALS — 18.27% Aerospace & Defense — 1.07%
Astronics Corp. (a)	2,439	74,268
Esterline Technologies Corp. (a)	629	76,392
National Presto Industries, Inc.	994	116,218
Vectrus, Inc. (a)	7,255	156,563
		423,441
	Shares Held	Value
Air Freight & Logistics — 0.19%
Hub Group, Inc. (a)	2,010	$74,511
Airlines — 1.07%
Allegiant Travel Company	1,504	150,731
Hawaiian Holdings, Inc.	6,010	158,724
Spirit Airlines, Inc. (a)	2,009	116,361
		425,816
Building Products — 2.32%
Apogee Enterprises, Inc.	3,956	118,087
Armstrong Flooring, Inc. (a)	13,195	156,229
Builders FirstSource, Inc. (a)	3,205	34,967
Caesarstone Ltd.	11,872	161,222
Gibraltar Industries, Inc. (a)	1,083	38,544
Insteel Industries, Inc.	3,155	76,603
Masonite International Corp. (a)	3,241	145,294
NCI Building Systems, Inc. (a)	9,953	72,159
Universal Forest Products, Inc.	4,494	116,664
		919,769
Commercial Services & Supplies — 2.51%
ACCO Brands Corp.	11,919	80,811
Deluxe Corp.	2,915	112,053
Ennis, Inc.	6,077	116,982
Herman Miller, Inc.	5,094	154,093
Knoll, Inc.	9,246	152,374
LSC Communications, Inc.	21,824	152,768
Quad/Graphics, Inc.	3,110	38,315
Steelcase, Inc.	10,315	152,971
UniFirst Corp.	253	36,197
		996,564
Construction & Engineering — 1.69%
Dycom Industries, Inc. (a)	3,006	162,445
KBR, Inc.	10,325	156,734
MYR Group, Inc. (a)	4,084	115,046
Primoris Services Corp.	1,903	36,404
Tutor Perini Corp. (a)	9,901	158,119
Valmont Industries, Inc.	396	43,936
		672,684
Electrical Equipment — 0.71%
Encore Wire Corp.	2,396	120,232
Generac Holdings, Inc. (a)	772	38,368
Preformed Line Products Company	1,527	82,840
Thermon Group Holdings, Inc. (a)	1,983	40,215
		281,655

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Machinery — 5.17%
Alamo Group, Inc.	460	$35,567
Blue Bird Corp. (a)	6,630	120,600
Briggs & Stratton Corp.	2,753	36,009
Commercial Vehicle Group, Inc. (a)	26,615	151,706
EnPro Industries, Inc.	2,580	155,058
Global Brass & Copper Holdings, Inc.	5,921	148,913
Graham Corp.	3,589	81,973
The Greenbrier Companies, Inc.	3,799	150,212
Hurco Companies, Inc.	3,294	117,596
Hyster-Yale Materials Handling, Inc.	1,927	119,397
Luxfer Holdings PLC	2,254	39,738
Lydall, Inc. (a)	5,566	113,045
Meritor, Inc. (a)	9,313	157,483
Mueller Industries, Inc.	3,295	76,971
Navistar International Corp. (a)	4,536	117,709
Park-Ohio Holdings Corp.	2,563	78,658
REV Group, Inc.	20,993	157,657
The Timken Company	961	35,865
Wabash National Corp.	11,912	155,809
		2,049,966
Marine — 0.39%
Matson, Inc.	4,783	153,152
Professional Services — 2.37%
Barrett Business Services, Inc.	1,337	76,543
CBIZ, Inc. (a)	1,771	34,889
FTI Consulting, Inc. (a)	1,256	83,700
GP Strategies Corp. (a)	9,083	114,537
InnerWorkings, Inc. (a)	34,262	128,140
Kelly Services, Inc.	5,630	115,302
Kforce, Inc.	2,477	76,589
Korn/Ferry International	3,876	153,256
Navigant Consulting, Inc.	3,359	80,784
Resources Connection, Inc.	5,485	77,887
		941,627
Trading Companies & Distributors — 0.78%
Beacon Roofing Supply, Inc. (a)	1,191	37,779
Rush Enterprises, Inc.	4,498	155,091
WESCO International, Inc. (a)	2,465	118,320
		311,190
TOTAL INDUSTRIALS		7,250,375
	Shares Held	Value
INFORMATION TECHNOLOGY — 10.15% Communications Equipment — 0.96%
Comtech Telecommunications Corp.	1,477	$35,950
Digi International, Inc. (a)	7,739	78,087
NETGEAR, Inc. (a)	1,569	81,635
Quantenna Communications, Inc. (a)	8,049	115,503
Ribbon Communications, Inc. (a)	14,387	69,345
		380,520
Electronic Equipment, Instruments & Components — 4.50%
Anixter International, Inc. (a)	2,868	155,761
AVX Corp.	10,227	155,962
Benchmark Electronics, Inc.	5,463	115,706
Daktronics, Inc.	15,027	111,200
ePlus, Inc. (a)	1,137	80,920
Insight Enterprises, Inc. (a)	2,868	116,871
Methode Electronics, Inc.	6,859	159,747
PC Connection, Inc.	3,916	116,423
Plexus Corp. (a)	2,256	115,236
Sanmina Corp. (a)	6,335	152,420
ScanSource, Inc. (a)	3,353	115,276
Tech Data Corp. (a)	1,935	158,303
TTM Technologies, Inc. (a)	11,892	115,709
Vishay Intertechnology, Inc.	6,426	115,732
		1,785,266
IT Services — 1.25%
CSG Systems International, Inc.	3,610	114,690
Luxoft Holding, Inc. (a)	4,810	146,319
NIC, Inc.	9,273	115,727
Sykes Enterprises, Inc. (a)	4,850	119,941
		496,677
Semiconductors & Semiconductor Equipment — 2.66%
Advanced Energy Industries, Inc. (a)	2,791	119,818
Amkor Technology, Inc. (a)	12,422	81,488
Aquantia Corp. (a)	9,048	79,351
Cirrus Logic, Inc. (a)	4,562	151,367
Diodes, Inc. (a)	4,879	157,396
Ichor Holdings Ltd. (a)	4,879	79,528
Photronics, Inc. (a)	15,854	153,467
SMART Global Holdings, Inc. (a)	2,648	78,646
Synaptics, Inc. (a)	4,088	152,114
		1,053,175
Software — 0.40%
MicroStrategy, Inc. (a)	982	125,451
Monotype Imaging Holdings, Inc.	2,160	33,523
		158,974

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Technology Hardware, Storage & Peripherals — 0.38%
Super Micro Computer, Inc. (a)	10,940	$150,972
TOTAL INFORMATION TECHNOLOGY		4,025,584
MATERIALS — 4.10% Chemicals — 2.25%
American Vanguard Corp.	7,729	117,404
Core Molding Technologies, Inc.	4,972	35,351
FutureFuel Corp.	7,300	115,778
GCP Applied Technologies, Inc. (a)	1,492	36,629
Hawkins, Inc.	2,887	118,223
Innospec, Inc.	1,965	121,357
Koppers Holdings, Inc. (a)	2,080	35,443
Minerals Technologies, Inc.	2,284	117,261
Rayonier Advanced Materials, Inc.	7,505	79,928
Stepan Company	1,581	116,994
		894,368
Containers & Packaging — 0.39%
Owens-Illinois, Inc.	2,226	38,376
Silgan Holdings, Inc.	4,876	115,171
		153,547
Metals & Mining — 0.78%
Cleveland-Cliffs, Inc.	4,940	37,989
Compass Minerals International, Inc.	2,795	116,524
Kaiser Aluminum Corp.	397	35,448
SunCoke Energy Partners LP	11,227	119,455
		309,416
Paper & Forest Products — 0.68%
Clearwater Paper Corp. (a)	6,418	156,406
PH Glatfelter Company	7,663	74,791
Schweitzer-Mauduit International, Inc.	1,470	36,824
		268,021
TOTAL MATERIALS		1,625,352
REAL ESTATE — 1.33% Equity Real Estate Investment Trusts — 1.14%
Colony Capital, Inc.	31,632	148,038
The GEO Group, Inc.	7,858	154,802
Seritage Growth Properties	4,608	148,977
		451,817
Real Estate Management & Development — 0.19%
HFF, Inc.	1,141	37,836
Marcus & Millichap, Inc. (a)	1,117	38,346
		76,182
TOTAL REAL ESTATE		527,999
	Shares Held	Value
UTILITIES — 4.13% Electric Utilities — 1.54%
ALLETE, Inc.	976	$74,391
El Paso Electric Company	1,524	76,398
PNM Resources, Inc.	3,762	154,581
Portland General Electric Company	3,399	155,844
Spark Energy, Inc.	19,926	148,050
		609,264
Gas Utilities — 1.25%
Northwest Natural Holding Company	1,852	111,972
South Jersey Industries, Inc.	4,144	115,203
Spire, Inc.	2,093	155,050
Star Group LP	3,860	36,052
Suburban Propane Partners LP	4,027	77,600
		495,877
Multi-Utilities — 1.34%
Avista Corp.	3,531	149,997
Black Hills Corp.	2,479	155,631
NorthWestern Corp.	2,533	150,562
Unitil Corp.	1,512	76,568
		532,758
TOTAL UTILITIES		1,637,899
Total common stocks (Cost $44,136,065)		38,032,442
Total long-term investments (Cost $44,136,065)		38,032,442
SHORT-TERM INVESTMENTS — 2.79%	Principal Amount
Time Deposits — 2.79%
National Australia Bank Ltd., 1.77%, 01/02/2019*	$1,108,597	1,108,597
Total short-term investments (Cost $1,108,597)		1,108,597
Total investments — 98.64% (Cost $45,244,662)		39,141,039
Other assets in excess of liabilities — 1.36%		539,695
Net assets — 100.00%		$39,680,734

(a) — Non-income producing security.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Global Value Fund (Unaudited)

* Based on country of risk.

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	5.47%
General Electric Company	3.27%
WestJet Airlines Ltd.	3.23%
Wells Fargo & Company	3.04%
The Goldman Sachs Group, Inc.	2.97%
Societe Generale SA	2.94%
Royal Mail PLC	2.90%
Oracle Corp.	2.77%
BAE Systems PLC	2.77%
Danieli & C Officine Meccaniche SpA	2.71%
COMMON STOCKS — 99.85%	Shares Held	Value
COMMUNICATION SERVICES — 5.26% Media — 2.68%
Discovery, Inc. (a)	8,850	$204,258
Wireless Telecommunication Services — 2.58%
Vodafone Group PLC — ADR	10,172	196,116
TOTAL COMMUNICATION SERVICES		400,374
CONSUMER DISCRETIONARY — 7.94% Auto Components — 3.05%
Adient PLC	3,631	54,683
Magna International, Inc.	3,911	177,755
		232,438
Automobiles — 4.16%
Bayerische Motoren Werke AG (v)	1,797	128,148
General Motors Company	5,645	188,825
		316,973
Specialty Retail — 0.73%
Kingfisher PLC (v)	21,102	55,483
TOTAL CONSUMER DISCRETIONARY		604,894
CONSUMER STAPLES — 4.24% Beverages — 2.15%
Heineken Holding NV (v)	987	83,388
PepsiCo, Inc.	728	80,430
		163,818
Food & Staples Retailing — 0.95%
Tesco PLC (v)	29,814	72,304
Personal Products — 1.14%
Unilever PLC (v)	1,656	86,944
TOTAL CONSUMER STAPLES		323,066
	Shares Held	Value
ENERGY — 8.31% Energy Equipment & Services — 2.12%
C&J Energy Services, Inc. (a)	1,874	$25,299
Frank's International NV (a)	11,516	60,114
National Oilwell Varco, Inc.	2,969	76,303
		161,716
Oil, Gas & Consumable Fuels — 6.19%
Apache Corp.	1,602	42,053
Cairn Energy PLC (a) (v)	36,190	69,056
Kosmos Energy Ltd. (a)	22,188	90,305
Marathon Oil Corp.	3,283	47,078
Ophir Energy PLC (a)	180,291	82,038
Whiting Petroleum Corp. (a)	6,203	140,746
		471,276
TOTAL ENERGY		632,992
FINANCIALS — 31.05% Banks — 15.94%
Barclays PLC (v)	79,676	152,442
BNP Paribas SA (v)	2,956	133,495
Citigroup, Inc.	1,804	93,916
Citizens Financial Group, Inc.	2,000	59,460
Credito Valtellinese SpA (a) (v)	1,666,769	140,136
ING Groep NV (v)	16,656	179,162
Societe Generale SA (v)	7,053	223,613
Wells Fargo & Company	5,030	231,782
		1,214,006
Capital Markets — 5.16%
Credit Suisse Group AG (a) (v)	15,264	166,861
The Goldman Sachs Group, Inc.	1,354	226,186
		393,047

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
Insurance — 9.95%
American International Group, Inc.	10,569	$416,524
Tokio Marine Holdings, Inc. (v)	3,600	171,031
Zurich Insurance Group AG (v)	571	170,209
		757,764
TOTAL FINANCIALS		2,364,817
HEALTH CARE — 3.41% Health Care Providers & Services — 0.74%
Anthem, Inc.	215	56,465
Pharmaceuticals — 2.67%
GlaxoSmithKline PLC — ADR	2,819	107,714
Sanofi (v)	1,100	95,425
		203,139
TOTAL HEALTH CARE		259,604
INDUSTRIALS — 25.86% Aerospace & Defense — 4.87%
BAE Systems PLC (v)	36,059	210,904
Embraer SA — ADR	7,253	160,509
		371,413
Air Freight & Logistics — 2.90%
Royal Mail PLC (v)	63,587	220,703
Airlines — 3.23%
WestJet Airlines Ltd.	18,688	246,399
Building Products — 1.72%
Johnson Controls International PLC	1,914	56,750
Masonite International Corp. (a)	1,651	74,014
		130,764
Industrial Conglomerates — 3.27%
General Electric Company	32,872	248,841
Machinery — 8.18%
CNH Industrial NV	20,682	190,481
Cummins, Inc.	1,129	150,880
Danieli & C Officine Meccaniche SpA	13,960	206,332
Navistar International Corp. (a)	2,892	75,047
		622,740
Marine — 0.52%
Matson, Inc.	1,232	39,449
Road & Rail — 1.17%
AMERCO	272	89,246
TOTAL INDUSTRIALS		1,969,555
INFORMATION TECHNOLOGY — 11.51% Communications Equipment — 1.73%
Telefonaktiebolaget LM Ericsson — ADR	14,872	131,915
	Shares Held		Value
Electronic Equipment, Instruments & Components — 2.15%
Corning, Inc.		2,873	$86,793
Hitachi Ltd. (v)		2,900	76,880
			163,673
Software — 4.92%
Microsoft Corp.		1,613	163,833
Oracle Corp.		4,675	211,076
			374,909
Technology Hardware, Storage & Peripherals — 2.71%
Hewlett Packard Enterprise Company		15,587	205,904
TOTAL INFORMATION TECHNOLOGY			876,401
REAL ESTATE — 2.27% Equity Real Estate Investment Trusts — 2.27%
Seritage Growth Properties		5,343	172,739
TOTAL REAL ESTATE			172,739
Total common stocks (Cost $8,737,285)			7,604,442
Total long-term investments (Cost $8,737,285)			7,604,442
SHORT-TERM INVESTMENTS — 0.13%	Principal Amount
Time Deposits — 0.13%
Brown Brothers Harriman & Co., 0.84%, 01/02/2019*	CAD	2,226	1,631
Brown Brothers Harriman & Co., 0.37%, 01/02/2019*	GBP	3	3
Brown Brothers Harriman & Co., 1.77%, 01/02/2019*		$8,346	8,345
Total short-term investments (Cost $9,979)			9,979
Total investments — 99.98% (Cost $8,747,264)			7,614,421
Other assets in excess of liabilities — 0.02%			1,341
Net assets — 100.00%			$7,615,762

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,436,184, which represented 31.99% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley International Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
BAE Systems PLC	4.52%
WestJet Airlines Ltd.	3.63%
Tokio Marine Holdings, Inc.	3.54%
CNH Industrial NV	3.46%
Societe Generale SA	3.21%
Vodafone Group PLC	3.16%
Danieli & C Officine Meccaniche SpA	3.06%
Royal Mail PLC	3.06%
Enstar Group Ltd.	3.04%
Global Indemnity Ltd.	2.82%

* Based on country of risk

+ Sum of sectors shown is greater than 100% due to short-term securities and liabilities in excess of other assets of (0.48)%.

COMMON STOCKS — 100.48%	Shares Held	Value
COMMUNICATION SERVICES — 5.12% Media — 0.54%
RTL Group SA (v)	216	$11,507
Wireless Telecommunication Services — 4.58%
Orange Belgium SA	1,545	30,518
Vodafone Group PLC (v)	34,846	67,751
		98,269
TOTAL COMMUNICATION SERVICES		109,776
CONSUMER DISCRETIONARY — 7.24% Auto Components — 2.69%
Magna International, Inc.	1,272	57,812
Automobiles — 2.87%
Bayerische Motoren Werke AG (v)	641	45,711
Honda Motor Company Ltd. (v)	600	15,807
		61,518
Leisure Products — 0.52%
Sega Sammy Holdings, Inc. (v)	800	11,153
Specialty Retail — 1.16%
Kingfisher PLC (v)	7,866	20,682
Pendragon PLC	15,032	4,311
		24,993
TOTAL CONSUMER DISCRETIONARY		155,476
CONSUMER STAPLES — 8.52% Beverages — 2.15%
Heineken Holding NV (v)	547	46,214
Food & Staples Retailing — 1.63%
Tesco PLC (v)	14,396	34,913
Food Products — 1.89%
Ezaki Glico Company Ltd. (v)	800	40,616
	Shares Held	Value
Personal Products — 2.42%
Unilever PLC (v)	988	$51,873
Tobacco — 0.43%
Scandinavian Tobacco Group (r) (v)	757	9,123
TOTAL CONSUMER STAPLES		182,739
ENERGY — 9.87% Energy Equipment & Services — 4.13%
Borr Drilling Ltd. (a) (v)	5,296	13,112
Frank's International NV (a)	9,057	47,278
Subsea 7 SA (v)	2,900	28,259
		88,649
Oil, Gas & Consumable Fuels — 5.74%
Cairn Energy PLC (a) (v)	9,036	17,242
Kosmos Energy Ltd. (a)	3,968	16,150
Ophir Energy PLC (a)	73,084	33,256
Rockhopper Exploration PLC (a) (v)	42,625	11,426
Royal Dutch Shell PLC (v)	1,527	45,008
		123,082
TOTAL ENERGY		211,731
FINANCIALS — 30.15% Banks — 13.17%
Barclays PLC (v)	25,417	48,630
BNP Paribas SA (v)	924	41,729
Credito Valtellinese SpA (a) (v)	620,067	52,133
ING Groep NV (v)	4,867	52,353
Societe Generale SA (v)	2,171	68,830
Standard Chartered PLC (v)	2,435	18,924
		282,599

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley International Value Fund (Unaudited)

	Shares Held	Value
Capital Markets — 2.47%
Credit Suisse Group AG (a) (v)	4,848	$52,997
Insurance — 14.51%
Aviva PLC (v)	2,280	10,912
Enstar Group Ltd. (a)	389	65,184
Global Indemnity Ltd.	1,668	60,432
Legal & General Group PLC (v)	3,770	11,108
RSA Insurance Group PLC (v)	4,926	32,328
Tokio Marine Holdings, Inc. (v)	1,600	76,014
Zurich Insurance Group AG (v)	186	55,444
		311,422
TOTAL FINANCIALS		647,018
HEALTH CARE — 5.17% Health Care Equipment & Supplies — 1.51%
Koninklijke Philips NV (v)	926	32,465
Pharmaceuticals — 3.66%
GlaxoSmithKline PLC (v)	2,509	47,817
Sanofi (v)	353	30,623
		78,440
TOTAL HEALTH CARE		110,905
INDUSTRIALS — 23.44% Aerospace & Defense — 7.27%
BAE Systems PLC (v)	16,575	96,944
Embraer SA — ADR	2,669	59,065
		156,009
Air Freight & Logistics — 3.06%
Royal Mail PLC (v)	18,929	65,700
Airlines — 3.63%
WestJet Airlines Ltd.	5,908	77,897
Building Products — 0.98%
Johnson Controls International PLC	709	21,022
Construction & Engineering — 0.44%
Bouygues SA (v)	261	9,372
Machinery — 7.75%
CNH Industrial NV (v)	1,759	15,893
CNH Industrial NV	8,053	74,167
Danieli & C Officine Meccaniche SpA	4,447	65,727
KSB SE & Company KGaA (v)	34	10,557
		166,344
Professional Services — 0.31%
Hudson Global, Inc. (a)	4,990	6,738
TOTAL INDUSTRIALS		503,082
	Shares Held	Value
INFORMATION TECHNOLOGY — 7.58% Communications Equipment — 2.78%
Telefonaktiebolaget LM Ericsson (v)	6,744	$59,698
Electronic Equipment, Instruments & Components — 4.80%
Hitachi Ltd. (v)	2,000	53,020
Nippon Electric Glass Company Ltd. (v)	1,100	26,949
TE Connectivity Ltd.	305	23,067
		103,036
TOTAL INFORMATION TECHNOLOGY		162,734
MATERIALS — 3.39% Chemicals — 3.39%
Nufarm Ltd. (v)	8,971	37,663
Tikkurila Oyj (v)	2,553	35,136
TOTAL MATERIALS		72,799
Total common stocks (Cost $2,451,812)		2,156,260
Total long-term investments (Cost $2,451,812)		2,156,260
SHORT-TERM INVESTMENTS — 1.94%	Principal Amount
Time Deposits — 1.94%
Banco Santander SA, 1.77%, 01/02/2019*	$41,748	41,748
Total short-term investments (Cost $41,748)		41,748
Total investments — 102.42% (Cost $2,493,560)		2,198,008
Liabilities in excess of other assets — (2.42)%		(52,001)
Net assets — 100.00%		$2,146,007

(a) — Non-income producing security.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $9,123, which represented 0.43% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,513,636, which represented 70.53% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Holdings*	Percent of net assets
Wells Fargo & Company	5.54%
General Electric Company	5.43%
American International Group, Inc.	4.88%
The Goldman Sachs Group, Inc.	4.78%
Seritage Growth Properties	4.53%
Microsoft Corp.	4.42%
Hewlett Packard Enterprise Company	3.89%
AMERCO	3.79%
Bank of America Corp.	3.23%
Oracle Corp.	3.19%

* Excluding short-term securities.

COMMON STOCKS — 92.49%	Shares Held	Value
COMMUNICATION SERVICES — 8.31% Media — 6.66%
CBS Corp.	228,300	$9,981,276
Comcast Corp.	291,700	9,932,385
Discovery, Inc. (a)	635,600	14,669,648
News Corp.	289,600	3,286,960
		37,870,269
Wireless Telecommunication Services — 1.65%
Vodafone Group PLC — ADR	488,300	9,414,424
TOTAL COMMUNICATION SERVICES		47,284,693
CONSUMER DISCRETIONARY — 3.10% Automobiles — 2.27%
General Motors Company	387,000	12,945,150
Specialty Retail — 0.50%
Office Depot, Inc. (c)	1,104,900	2,850,642
Textiles, Apparel & Luxury Goods — 0.33%
JG Boswell Company	3,401	1,870,550
TOTAL CONSUMER DISCRETIONARY		17,666,342
CONSUMER STAPLES — 2.91% Beverages — 1.13%
PepsiCo, Inc.	58,400	6,452,032
Food Products — 1.78%
Mondelez International, Inc.	253,000	10,127,590
TOTAL CONSUMER STAPLES		16,579,622
ENERGY — 8.20% Energy Equipment & Services — 4.09%
C&J Energy Services, Inc. (a)	133,000	1,795,500
Frank's International NV (a)	2,408,700	12,573,414
National Oilwell Varco, Inc.	345,600	8,881,920
		23,250,834
	Shares Held	Value
Oil, Gas & Consumable Fuels — 4.11%
Apache Corp.	369,600	$9,702,000
Cairn Energy PLC (a) (v)	1,598,400	3,049,972
Hess Corp.	54,300	2,199,150
Marathon Oil Corp.	200,300	2,872,302
Ophir Energy PLC (a)	5,942,000	2,703,801
Rockhopper Exploration PLC (a) (v)	5,048,100	1,353,199
Whiting Petroleum Corp. (a)	67,200	1,524,768
		23,405,192
TOTAL ENERGY		46,656,026
FINANCIALS — 28.42% Banks — 11.59%
Bank of America Corp. (c)	745,800	18,376,512
Citigroup, Inc. (c)	165,300	8,605,518
Credito Valtellinese SpA (a) (v)	54,457,200	4,578,563
JPMorgan Chase & Company (c)	29,300	2,860,266
Wells Fargo & Company	684,500	31,541,760
		65,962,619
Capital Markets — 10.10%
The Goldman Sachs Group, Inc.	163,000	27,229,150
Morgan Stanley	272,600	10,808,590
Motors Liquidation Company GUC Trust (a) (o)	1,623,100	14,689,055
State Street Corp.	75,000	4,730,250
		57,457,045
Consumer Finance — 0.45%
Capital One Financial Corp.	33,900	2,562,501
Insurance — 6.28%
American International Group, Inc. (c)	704,200	27,752,522
Enstar Group Ltd. (a)	25,100	4,206,007
Global Indemnity Ltd.	104,400	3,782,412
		35,740,941
TOTAL FINANCIALS		161,723,106

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 1.01% Health Care Providers & Services — 1.01%
Hanger, Inc. (a)	302,200	$5,726,690
TOTAL HEALTH CARE		5,726,690
INDUSTRIALS — 20.01% Air Freight & Logistics — 2.12%
Royal Mail PLC (c) (v)	3,466,700	12,032,524
Airlines — 3.19%
WestJet Airlines Ltd.	1,375,500	18,135,804
Building Products — 3.42%
Johnson Controls International PLC	516,700	15,320,155
Masonite International Corp. (a)	91,900	4,119,877
		19,440,032
Industrial Conglomerates — 5.43%
General Electric Company	4,084,500	30,919,665
Machinery — 1.49%
Danieli & C Officine Meccaniche SpA (c)	572,600	8,463,135
Marine — 0.46%
Matson, Inc.	82,300	2,635,246
Professional Services — 0.11%
Hudson Global, Inc. (a)	481,700	650,295
Road & Rail — 3.79%
AMERCO	65,800	21,589,638
TOTAL INDUSTRIALS		113,866,339
INFORMATION TECHNOLOGY — 13.01% Communications Equipment — 0.50%
ARRIS International PLC (a)	92,800	2,836,896
Semiconductors & Semiconductor Equipment — 1.02%
Texas Instruments, Inc.	61,300	5,792,850
Software — 7.61%
Microsoft Corp. (c)	247,800	25,169,046
Oracle Corp. (c)	402,100	18,154,815
		43,323,861
Technology Hardware, Storage & Peripherals — 3.88%
Hewlett Packard Enterprise Company	1,674,200	22,116,182
TOTAL INFORMATION TECHNOLOGY		74,069,789
MATERIALS — 1.58% Chemicals — 1.21%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	6,892,269
	Shares Held	Value
Metals & Mining — 0.37%
American Zinc Recycling LLC (Acquired 07/24/2014, Cost $7,500,000 (a) (f) (i) (m) (u)	4,688	$2,094,411
Elah Holdings, Inc. (a) (i)	420	25,200
		2,119,611
TOTAL MATERIALS		9,011,880
REAL ESTATE — 5.94% Equity Real Estate Investment Trusts — 5.28%
The GEO Group, Inc.	216,600	4,267,020
Seritage Growth Properties (l)	798,100	25,802,573
		30,069,593
Real Estate Management & Development — 0.66%
Maui Land & Pineapple Company, Inc. (a)	377,300	3,742,816
TOTAL REAL ESTATE		33,812,409
Total common stocks (Cost $594,561,414)		526,396,896
PREFERRED STOCKS — 0.33%
FINANCIALS — 0.33% Thrifts & Mortgage Finance — 0.33%
Federal Home Loan Mortgage Corp. — Series K (a)	33,900	362,730
Federal Home Loan Mortgage Corp. — Series N (a)	118,600	1,304,600
Federal Home Loan Mortgage Corp. — Series S (a)	18,700	185,878
TOTAL FINANCIALS		1,853,208
Total preferred stocks (Cost $274,261)		1,853,208
CORPORATE BONDS — 2.68%	Principal Amount
ENERGY — 0.41% Oil, Gas & Consumable Fuels — 0.41%
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	$2,500,000	2,362,500
TOTAL ENERGY		2,362,500
INDUSTRIALS — 2.27% Industrial Conglomerates — 2.27%
General Electric Company 5.000% (Fixed until 01/20/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	16,850,000	12,911,312
TOTAL INDUSTRIALS		12,911,312
Total corporate bonds (Cost $15,480,334)		15,273,812

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

TERM LOANS — 0.67%		Principal Amount	Value
MATERIALS — 0.67% Chemicals — 0.67%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $3,802,486) (b) (f) (i) (m) (u)		$3,802,486	$3,802,486
TOTAL MATERIALS			3,802,486
Total term loans (Cost $3,802,486)			3,802,486
PURCHASED PUT OPTIONS — 1.25%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.86% Automobiles — 0.86%
Tesla, Inc. (a) Expiration: January 2020, Exercise Price: $300.00	570	$18,969,600	3,109,350
Expiration: June 2020, Exercise Price: $270.00	50	1,664,000	266,700
Expiration: January 2021, Exercise Price: $300.00	50	1,664,000	375,000
Expiration: January 2021, Exercise Price: $450.00	70	2,329,600	1,132,250
TOTAL CONSUMER DISCRETIONARY			4,883,300
INVESTMENT COMPANIES — 0.39% Exchange Traded Funds — 0.39%
iShares China Large-Cap ETF (a) Expiration: January 2020, Exercise Price: $40.00	3,000	11,724,000	1,275,000
Expiration: January 2021, Exercise Price: $40.00	1,700	6,643,600	982,600
TOTAL INVESTMENT COMPANIES			2,257,600

Total purchased put options (Cost $7,955,132)	7,140,900

WARRANTS — 0.21%	Shares Held
CONSUMER DISCRETIONARY — 0.10% Automobiles — 0.10%
General Motors Company (a) Expiration: July 2019, Exercise Price: $18.33	33,866	531,358
TOTAL CONSUMER DISCRETIONARY		531,358
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Lonestar Resources America, Inc. (Acquired 09/30/2016, Cost $339,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price: $5.00	80,000	0
TOTAL ENERGY		0
	Shares Held		Value
FINANCIALS — 0.11% Insurance — 0.11%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $43.48		117,400	$638,656
TOTAL FINANCIALS			638,656
Total warrants (Cost $1,745,022)			1,170,014
Total long-term investments (Cost $623,818,649)			555,637,316
COLLATERAL FOR SECURITIES ON LOAN — 3.47%
Money Market Funds — 3.47%
Invesco Government & Agency Portfolio — Institutional Class, 2.30%^		19,733,046	19,733,046
Total collateral for securities on loan (Cost $19,733,046)			19,733,046
SHORT-TERM INVESTMENTS — 1.43%	Principal Amount
Time Deposits — 1.43%
Banco Bilbao Vizcaya Argentaria SA, 1.77%, 01/02/2019*		$4,991,304	4,991,304
Banco Santander SA, 1.77%, 01/02/2019*		3,012,154	3,012,154
Brown Brothers Harriman & Co., 0.83%, 01/02/2019*	AUD	41	29
Brown Brothers Harriman & Co., 0.37%, 01/02/2019*	GBP	83	106
Royal Bank of Canada, 0.84%, 01/02/2019*	CAD	191,089	139,971
			8,143,564
Total short-term investments (Cost $8,143,504)			8,143,564
Total investments — 102.53% (Cost $651,695,199)			583,513,926
Liabilities in excess of other assets — (2.53)%			(14,406,508)
Net assets — 100.00%			$569,107,418

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2018.

(c) — All or a portion of this security is segregated as collateral for futures contracts and/or purchased put options.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $12,789,166, which represented 2.25% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $19,333,973. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $12,789,166, which represented 2.25% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $2,362,500, which represented 0.41% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $21,014,258, which represented 3.69% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

Schedule of Futures Contracts — December 31, 2018

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount	Value/Unrealized Appreciation (Depreciation)
British Pound Currency Futures	(76)	March 2019	$(6,075,250)	$(44,776)
Euro Fx Currency Futures	(26)	March 2019	(3,744,813)	(20,582)
			$(9,820,063)	$(65,358)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

Largest Issuers	Percent of net assets
American International Group, Inc.	3.02%
Whiting Petroleum Corp.	2.59%
General Electric Company	2.05%
WestJet Airlines Ltd.	1.85%
Discovery, Inc.	1.69%
Hewlett Packard Enterprise Company	1.61%
Seritage Growth Properties	1.61%
Wells Fargo & Company	1.61%
The Goldman Sachs Group, Inc.	1.53%
Danieli & C Officine Meccaniche SpA	1.51%
COMMON STOCKS — 57.75%	Shares Held	Value
COMMUNICATION SERVICES — 3.48% Media — 2.31%
CBS Corp.	1,572	$68,728
Discovery, Inc. (a)	20,143	464,899
MDC Partners, Inc. (a)	38,237	99,799
		633,426
Wireless Telecommunication Services — 1.17%
Vodafone Group PLC — ADR (c)	16,613	320,299
TOTAL COMMUNICATION SERVICES		953,725
CONSUMER DISCRETIONARY — 4.84% Auto Components — 1.14%
Adient PLC	9,002	135,570
Magna International, Inc.	3,877	176,210
		311,780
Automobiles — 1.27%
General Motors Company	10,414	348,348
General Motors Company — Escrow (Acquired 12/31/2010, Cost $0) (a) (f) (i) (m) (u)	4,600	0
		348,348
Specialty Retail — 1.57%
Bed Bath & Beyond, Inc.	8,415	95,258
Kingfisher PLC — ADR	13,823	72,156
Office Depot, Inc.	102,566	264,620
		432,034
Textiles, Apparel & Luxury Goods — 0.86%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $351,163) (a) (f) (i) (m) (u)	6,960	236,640
TOTAL CONSUMER DISCRETIONARY		1,328,802
	Shares Held	Value
CONSUMER STAPLES — 0.28% Food & Staples Retailing — 0.28%
Tesco PLC — ADR	10,524	$77,036
TOTAL CONSUMER STAPLES		77,036
ENERGY — 6.31% Energy Equipment & Services — 1.40%
C&J Energy Services, Inc. (a)	8,950	120,824
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $34,085) (a) (i) (m)	1,461	56,979
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $22,408) (a) (i) (m)	395	15,405
Frank's International NV (a)	12,209	63,731
Nine Energy Service, Inc. (a)	1,759	39,648
Quintana Energy Services, Inc. (a)	25,425	87,971
		384,558
Oil, Gas & Consumable Fuels — 4.91%
Apache Corp.	2,220	58,275
Cairn Energy PLC — ADR (a)	45,646	171,173
Kosmos Energy Ltd. (a)	47,786	194,489
Murphy Oil Corp.	2,717	63,551
Ophir Energy PLC — ADR (a)	196,582	178,752
Rockhopper Exploration PLC (a) (v)	110,687	29,671
Warren Resources, Inc. (Acquired 11/23/2016, Cost $2,157) (a) (f) (i) (m) (u)	1,559	2,156
Whiting Petroleum Corp. (a)	28,511	646,914
		1,344,981
TOTAL ENERGY		1,729,539

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
FINANCIALS — 18.28% Banks — 8.30%
Bank of America Corp.	8,189	$201,777
Barclays PLC — ADR	25,449	191,885
BNP Paribas SA — ADR	5,097	114,886
Citigroup, Inc.	6,443	335,424
Citizens Financial Group, Inc.	8,914	265,013
Credito Valtellinese SpA (a) (v)	2,896,539	243,530
Popular, Inc.	4,022	189,919
Societe Generale SA — ADR	46,560	292,863
Wells Fargo & Company	9,580	441,447
		2,276,744
Capital Markets — 4.16%
Credit Suisse Group AG — ADR (a)	13,700	148,782
Fifth Street Asset Management, Inc. (a)	176,631	234,919
The Goldman Sachs Group, Inc.	2,511	419,463
Motors Liquidation Company GUC Trust (a)	37,448	338,904
		1,142,068
Consumer Finance — 1.11%
Capital One Financial Corp.	2,021	152,767
Synchrony Financial	6,511	152,748
		305,515
Insurance — 4.71%
American International Group, Inc. (c)	21,045	829,383
Global Indemnity Ltd.	2,197	79,597
Tokio Marine Holdings, Inc. — ADR	4,754	225,435
Zurich Insurance Group AG — ADR	5,263	156,864
		1,291,279
TOTAL FINANCIALS		5,015,606
HEALTH CARE — 1.80% Health Care Providers & Services — 0.41%
Anthem, Inc.	429	112,668
Pharmaceuticals — 1.39%
GlaxoSmithKline PLC — ADR	5,618	214,664
Sanofi — ADR	3,858	167,476
		382,140
TOTAL HEALTH CARE		494,808
INDUSTRIALS — 13.14% Aerospace & Defense — 1.91%
BAE Systems PLC — ADR	17,081	400,037
Embraer SA — ADR	5,623	124,437
		524,474
Air Freight & Logistics — 1.36%
Royal Mail PLC — ADR	54,402	373,198
	Shares Held	Value
Airlines — 1.85%
WestJet Airlines Ltd.	38,542	$508,172
Building Products — 1.13%
Johnson Controls International PLC	3,666	108,697
Masonite International Corp. (a)	4,466	200,211
		308,908
Commercial Services & Supplies — 0.27%
Quad/Graphics, Inc.	5,918	72,910
Construction & Engineering — 0.25%
KBR, Inc.	4,560	69,221
Industrial Conglomerates — 1.76%
General Electric Company	63,765	482,701
Machinery — 2.91%
CNH Industrial NV	13,230	121,848
Cummins, Inc.	1,951	260,732
Danieli & C Officine Meccaniche SpA — ADR	28,565	415,335
		797,915
Marine — 0.50%
Matson, Inc.	4,315	138,166
Professional Services — 0.25%
Hudson Global, Inc. (a)	51,558	69,603
Road & Rail — 0.49%
AMERCO	412	135,181
Trading Companies & Distributors — 0.46%
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $192,714) (a) (f) (i) (m) (u)	3	124,848
TOTAL INDUSTRIALS		3,605,297
INFORMATION TECHNOLOGY — 5.37% Communications Equipment — 0.79%
Telefonaktiebolaget LM Ericsson — ADR	24,296	215,506
Electronic Equipment, Instruments & Components — 0.60%
Corning, Inc. (c)	5,434	164,161
Software — 2.37%
Microsoft Corp. (c)	2,885	293,029
Oracle Corp.	7,929	357,995
		651,024
Technology Hardware, Storage & Peripherals — 1.61%
Hewlett Packard Enterprise Company	33,483	442,310
TOTAL INFORMATION TECHNOLOGY		1,473,001
MATERIALS — 1.61% Chemicals — 0.21%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $57,250) (a) (f) (i) (m) (u)	269	57,184

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
Metals & Mining — 1.40%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $404,157) (a) (f) (i) (m) (u)	860	$384,214
TOTAL MATERIALS		441,398
REAL ESTATE — 2.64% Equity Real Estate Investment Trusts — 2.64%
The GEO Group, Inc. (c)	14,269	281,099
Seritage Growth Properties	13,669	441,919
TOTAL REAL ESTATE		723,018
Total common stocks (Cost $18,055,499)		15,842,230
PREFERRED STOCKS — 0.25%
CONSUMER STAPLES — 0.25% Food Products — 0.25%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $69,351) (a) (f) (i) (m) (u)	94,387	69,846
TOTAL CONSUMER STAPLES		69,846
Total preferred stocks (Cost $69,351)		69,846
CORPORATE BONDS — 37.14%	Principal Amount
COMMUNICATION SERVICES — 4.11% Diversified Telecommunication Services — 0.48%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	$40,000	40,920
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	104,000	91,000
		131,920
Media — 3.25%
Altice Luxembourg SA 7.750%, 05/15/2022 (r)	107,000	97,771
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	66,000	63,443
5.750%, 02/15/2026 (r)	74,000	72,705
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	96,000	87,360
8.375%, 08/15/2022 (r)	33,000	30,236
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	122,000	111,630
Meredith Corp. 6.875%, 02/01/2026 (r)	41,000	40,180
Multi-Color Corp. 4.875%, 11/01/2025 (r)	109,000	93,468
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	103,000	91,928
	Principal Amount	Value
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	$111,000	$102,536
VTR Finance BV 6.875%, 01/15/2024 (r)	99,000	99,371
		890,628
Wireless Telecommunication Services — 0.38%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	100,000	104,250
TOTAL COMMUNICATION SERVICES		1,126,798
CONSUMER DISCRETIONARY — 6.35% Auto Components — 0.85%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	119,000	91,630
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	78,000	65,851
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	85,000	74,906
		232,387
Diversified Consumer Services — 0.34%
Sotheby's 4.875%, 12/15/2025 (r)	103,000	93,730
Hotels, Restaurants & Leisure — 1.93%
Boyd Gaming Corp. 6.000%, 08/15/2026	87,000	81,671
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	66,000	68,145
National CineMedia LLC 5.750%, 08/15/2026	130,000	117,360
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	99,000	88,853
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	62,000	60,295
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	49,000	47,285
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	74,000	64,565
		528,174
Household Durables — 1.27%
TopBuild Corp. 5.625%, 05/01/2026 (r)	100,000	92,000
TRI Pointe Group, Inc. 5.250%, 06/01/2027	103,000	81,499
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	186,000	174,840
		348,339

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Leisure Products — 0.45%
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	$57,000	$60,545
Vista Outdoor, Inc. 5.875%, 10/01/2023	70,000	64,050
		124,595
Multiline Retail — 0.41%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	106,000	85,330
8.625%, 03/15/2025 (r)	53,000	28,620
		113,950
Specialty Retail — 0.72%
Cumberland Farms, Inc. 6.750%, 05/01/2025 (r)	8,000	8,100
PetSmart, Inc. 7.125%, 03/15/2023 (r)	29,000	17,038
5.875%, 06/01/2025 (r)	54,000	39,285
Sonic Automotive, Inc. 5.000%, 05/15/2023	71,000	64,788
Staples, Inc. 8.500%, 09/15/2025 (r)	76,000	68,946
		198,157
Textiles, Apparel & Luxury Goods — 0.38%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	110,000	103,318
TOTAL CONSUMER DISCRETIONARY		1,742,650
CONSUMER STAPLES — 1.08% Food Products — 0.64%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	135,499	91,461
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	86,000	85,463
		176,924
Household Products — 0.20%
Central Garden & Pet Company 6.125%, 11/15/2023	55,000	55,138
Personal Products — 0.24%
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/2026 (r)	71,000	65,320
TOTAL CONSUMER STAPLES		297,382
ENERGY — 8.58% Energy Equipment & Services — 4.29%
Apergy Corp. 6.375%, 05/01/2026	75,000	73,125
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (i) (r)	175,000	98,875
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	82,000	78,925
	Principal Amount	Value
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (r)	$89,000	$57,850
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	95,000	78,375
9.625%, 04/01/2023 (r)	16,000	12,960
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	104,000	88,140
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	103,000	89,610
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	60,000	57,300
Noble Holding International Ltd. 7.875%, 02/01/2026 (r)	80,000	68,500
PHI, Inc. 5.250%, 03/15/2019	160,000	110,399
SESI LLC 7.750%, 09/15/2024	80,000	64,000
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	114,000	97,898
Transocean, Inc. 9.000%, 07/15/2023 (r)	76,000	75,905
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	136,000	43,520
Unit Corp. 6.625%, 05/15/2021	90,000	82,350
		1,177,732
Oil, Gas & Consumable Fuels — 4.29%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	86,000	81,270
Callon Petroleum Company 6.375%, 07/01/2026	74,000	69,190
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	75,000	62,813
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	56,000	55,860
GasLog Ltd. 8.875%, 03/22/2022 (i)	137,000	139,054
HighPoint Operating Corp. 8.750%, 06/15/2025 (i)	94,000	89,770
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	61,000	60,085
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	38,000	37,953
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	86,000	81,915
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	59,000	55,755

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	$77,000	$76,038
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (d) (i)	144,271	42,560
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	245,000	231,524
Sanchez Energy Corp. 6.125%, 01/15/2023	151,000	27,935
Whiting Petroleum Corp. 6.625%, 01/15/2026	74,000	63,825
		1,175,547
TOTAL ENERGY		2,353,279
FINANCIALS — 1.07% Banks — 1.07%
DAE Funding LLC 5.000%, 08/01/2024 (r)	81,000	78,570
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	100,000	96,750
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	120,000	117,150
		292,470
TOTAL FINANCIALS		292,470
HEALTH CARE — 3.34% Health Care Equipment & Supplies — 0.27%
Avanos Medical, Inc. 6.250%, 10/15/2022 (c)	74,000	73,815
Health Care Providers & Services — 1.76%
Centene Corp. 5.375%, 06/01/2026 (r)	66,000	64,350
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	162,000	74,520
6.250%, 03/31/2023	112,000	102,205
DaVita, Inc. 5.000%, 05/01/2025	81,000	73,811
DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/2021 (r)	72,000	74,340
HCA, Inc. 5.250%, 06/15/2026	11,000	10,945
Tenet Healthcare Corp. 6.750%, 06/15/2023	88,000	82,940
		483,111
Pharmaceuticals — 1.31%
Bausch Health Companies, Inc. 7.000%, 03/15/2024 (r)	43,000	43,538
6.125%, 04/15/2025 (r)	180,000	157,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	96,000	73,680
	Principal Amount	Value
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	$111,000	$84,915
		359,633
TOTAL HEALTH CARE		916,559
INDUSTRIALS — 5.54% Building Products — 1.34%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	115,000	100,624
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	108,000	100,575
Masonite International Corp. 5.750%, 09/15/2026 (r)	72,000	68,040
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	103,000	99,174
		368,413
Commercial Services & Supplies — 1.25%
Aptim Corp. 7.750%, 06/15/2025 (r)	105,000	80,325
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	81,000	84,848
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	90,000	92,812
Matthews International Corp. 5.250%, 12/01/2025 (r)	91,000	84,858
		342,843
Construction & Engineering — 0.54%
AECOM 5.875%, 10/15/2024 (c)	64,000	63,280
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	91,000	84,858
		148,138
Industrial Conglomerates — 0.29%
General Electric Company 4.500%, 03/11/2044	40,000	32,776
5.000% (Fixed until 01/20/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	60,000	45,975
		78,751
Machinery — 1.44%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	70,000	67,725
EnPro Industries, Inc. 5.750%, 10/15/2026 (r)	70,000	67,725
Meritor, Inc. 6.250%, 02/15/2024	92,000	88,320
Navistar International Corp. 6.625%, 11/01/2025 (r)	103,000	99,909

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Titan International, Inc. 6.500%, 11/30/2023	$80,000	$72,000
		395,679
Professional Services — 0.39%
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021	105,000	108,019
Trading Companies & Distributors — 0.29%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	89,000	78,543
TOTAL INDUSTRIALS		1,520,386
INFORMATION TECHNOLOGY — 1.47% Communications Equipment — 0.32%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	96,000	87,840
Electronic Equipment, Instruments & Components — 0.35%
Ingram Micro, Inc. 5.450%, 12/15/2024	103,000	97,380
Semiconductors & Semiconductor Equipment — 0.25%
Qorvo, Inc. 5.500%, 07/15/2026 (r)	71,000	67,983
Software — 0.55%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	70,000	68,688
Nuance Communications, Inc. 5.625%, 12/15/2026	86,000	81,915
		150,603
TOTAL INFORMATION TECHNOLOGY		403,806
MATERIALS — 4.69% Chemicals — 1.83%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	103,000	97,335
The Chemours Company 7.000%, 05/15/2025	33,000	33,413
Hexion, Inc. 6.625%, 04/15/2020	108,000	86,400
Momentive Performance Materials, Inc. 3.880%, 10/24/2021	66,000	70,208
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	52,000	52,195
5.875%, 12/01/2025 (r)	51,000	47,940
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	129,000	114,164
		501,655
Containers & Packaging — 0.32%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	99,000	88,110
	Principal Amount	Value
Metals & Mining — 1.13%
Century Aluminum Company 7.500%, 06/01/2021 (r)	$103,000	$101,970
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	104,000	101,140
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	116,000	105,560
		308,670
Paper & Forest Products — 1.41%
Boise Cascade Company 5.625%, 09/01/2024 (r)	100,000	94,250
Mercer International, Inc. 7.375%, 01/15/2025 (r)	95,000	95,000
Neenah, Inc. 5.250%, 05/15/2021 (i) (r)	100,000	98,875
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	106,000	99,905
		388,030
TOTAL MATERIALS		1,286,465
REAL ESTATE — 0.39% Equity Real Estate Investment Trusts — 0.39%
The GEO Group, Inc. 5.875%, 10/15/2024	119,000	105,613
TOTAL REAL ESTATE		105,613
UTILITIES — 0.52% Electric Utilities — 0.29%
Itron, Inc. 5.000%, 01/15/2026 (r)	87,000	79,823
Independent Power and Renewable Electricity Producers — 0.23%
NRG Energy, Inc. 7.250%, 05/15/2026	59,000	61,655
TOTAL UTILITIES		141,478
Total corporate bonds (Cost $11,321,955)		10,186,886
TERM LOANS — 3.18%
CONSUMER DISCRETIONARY — 1.06% Specialty Retail — 0.77%
Office Depot, Inc. 7.705% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017, Cost $43,819) (b) (m)	44,928	45,377
PetSmart, Inc. 5.380% (1 Month LIBOR USD + 3.000%), 03/11/2022 (Acquired 10/01/2018 — 12/17/2018, Cost $85,676) (b) (e) (m)	99,793	79,193
Staples, Inc. 6.541% (3 Month LIBOR USD + 4.000%), 09/12/2024 (Acquired 08/15/2017, Cost $88,677) (b) (m)	88,900	85,437
		210,007

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Textiles, Apparel & Luxury Goods — 0.29%
Boardriders, Inc. 9.022% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $78,093) (b) (m)	$79,600	$79,401
TOTAL CONSUMER DISCRETIONARY		289,408
ENERGY — 0.98% Energy Equipment & Services — 0.62%
Fieldwood Energy LLC 7.772% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $79,997) (b) (m)	80,218	75,506
9.772% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $104,756) (b) (m)	108,296	95,625
		171,131
Oil, Gas & Consumable Fuels — 0.36%
International Seaways Operating Corp. 8.530% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $98,430) (b) (m)	99,742	98,620
TOTAL ENERGY		269,751
HEALTH CARE — 0.43% Health Care Providers & Services — 0.40%
Wink Holdco, Inc. 9.280% (1 Month LIBOR USD + 6.750%), 12/01/2025 (Acquired 11/02/2017 — 01/30/2018, Cost $114,538) (b) (m)	115,000	109,442
Pharmaceuticals — 0.03%
Endo International PLC TBD, 04/29/2024 (Acquired 12/20/2018, Cost $9,575) (e) (m)	9,974	9,475
TOTAL HEALTH CARE		118,917
INDUSTRIALS — 0.59% Commercial Services & Supplies — 0.26%
Brookfield WEC Holdings, Inc. 6.272% (1 Month LIBOR USD + 3.750%), 08/01/2025 (Acquired 07/26/2018 — 08/09/2018, Cost $74,112) (b) (m)	74,000	71,925
Trading Companies & Distributors — 0.33%
Foundation Building Materials LLC 5.705% (1 Month LIBOR USD + 3.250%), 08/13/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $95,065) (b) (m)	95,000	89,775
TOTAL INDUSTRIALS		161,700
	Principal Amount	Value
MATERIALS — 0.12% Chemicals — 0.12%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $31,585) (b) (f) (i) (m) (u)	$31,585	$31,585
TOTAL MATERIALS		31,585
Total term loans (Cost $904,323)		871,361
Total long-term investments (Cost $30,351,128)		26,970,323

SHORT-TERM INVESTMENTS — 1.34%	Shares Held
Money Market Funds — 0.95%

JPMorgan U.S. Government Money Market Fund — Class IM, 1.91%^		260,270	260,270
	Principal Amount
Time Deposits — 0.39%
Brown Brothers Harriman & Co., 0.84% 01/02/2019*	CAD	4,671	3,422
Brown Brothers Harriman & Co., 0.37%, 01/02/2019*	GBP	3	3
National Australia Bank Ltd., 1.77%, 01/02/2019*		$102,966	102,966
			106,391
Total short-term investments (Cost $366,660)			366,661
Total investments — 99.66% (Cost $30,717,788)			27,336,984
Other assets in excess of liabilities — 0.34%			94,297
Net assets — 100.00%			$27,431,281

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2018.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $906,473, which represented 3.30% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley Capital Income Fund (Unaudited)

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $1,818,633, which represented 6.63% of net assets.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $6,924,845, which represented 25.24% of net assets.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $273,201, which represented 1.00% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

CAD — Canadian Dollar

GBP — British Pound

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers	Percent of net assets
American Zinc Recycling LLC	1.44%
Quiksilver, Inc. (includes Boardriders, Inc. and Quiksilver, Inc.)	1.33%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.25%
Bausch Health Companies, Inc.	1.13%
Staples, Inc.	1.12%
Pinnacle Agriculture Holdings LLC (includes Pinnacle Agriculture Enterprises LLC and Pinnacle Operating Corp.)	1.10%
CHS / Community Health Systems, Inc.	1.07%
Weekley Homes LLC / Weekley Finance Corp.	1.04%
Harland Clarke Holdings Corp.	1.03%
Century Aluminum Company	0.97%
CORPORATE BONDS — 88.03%	Principal Amount	Value
Advertising — 0.84%
MDC Partners, Inc. 6.500%, 05/01/2024 (r)	$21,726,000	$19,879,290
Auto Parts & Equipment — 2.76%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	24,666,000	18,992,820
Delphi Technologies PLC 5.000%, 10/01/2025 (r)	15,938,000	13,455,497
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	17,151,000	15,114,319
Meritor, Inc. 6.250%, 02/15/2024	18,596,000	17,852,160
		65,414,796
Automakers — 0.79%
Navistar International Corp. 6.625%, 11/01/2025 (r)	19,448,000	18,864,560
Banking — 0.60%
Societe Generale SA 7.375% (Fixed until 09/12/2021, then 5 Year Swap Rate USD + 6.238%), Perpetual (r)	14,549,000	14,203,461
Building & Construction — 4.14%
Ashton Woods USA LLC / Ashton Woods Finance Company 6.750%, 08/01/2025 (r)	24,034,000	21,029,750
TopBuild Corp. 5.625%, 05/01/2026 (r)	19,267,000	17,725,640
TRI Pointe Group, Inc. 5.250%, 06/01/2027	21,687,000	17,159,839
Tutor Perini Corp. 6.875%, 05/01/2025 (r)	18,928,000	17,650,360
Weekley Homes LLC / Weekley Finance Corp. 6.000%, 02/01/2023	26,269,000	24,692,860
		98,258,449
Building Materials — 3.89%
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025 (r)	19,246,000	16,984,595
	Principal Amount	Value
Builders FirstSource, Inc. 5.625%, 09/01/2024 (r)	$20,510,000	$19,099,937
Masonite International Corp. 5.750%, 09/15/2026 (r)	17,212,000	16,265,340
Standard Industries, Inc. 6.000%, 10/15/2025 (r)	20,543,000	19,779,828
WESCO Distribution, Inc. 5.375%, 06/15/2024	21,460,000	20,306,525
		92,436,225
Cable & Satellite TV — 3.83%
Altice Luxembourg SA 7.750%, 05/15/2022 (r)	21,763,000	19,885,941
Cable One, Inc. 5.750%, 06/15/2022 (r)	11,020,000	11,102,650
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/2025 (r)	13,873,000	13,335,421
5.750%, 02/15/2026 (r)	16,500,000	16,211,250
Virgin Media Secured Finance PLC 5.250%, 01/15/2026 (r)	14,941,000	13,745,720
VTR Finance BV 6.875%, 01/15/2024 (r)	16,558,000	16,620,093
		90,901,075
Chemicals — 3.70%
Alpha 3 BV / Alpha US Bidco, Inc. 6.250%, 02/01/2025 (r)	21,407,000	20,229,615
The Chemours Company 7.000%, 05/15/2025 (c)	11,085,000	11,223,562
Hexion, Inc. 6.625%, 04/15/2020 (c)	23,070,000	18,456,000
Momentive Performance Materials, Inc. 3.880%, 10/24/2021 (c)	19,048,000	20,262,310
Momentive Performance Materials, Inc. — Escrow 8.875%, 10/15/2020 (Acquired 10/29/2014 — 11/24/2015, Cost $13) (a) (f) (i) (m) (u)	24,222,000	0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Platform Specialty Products Corp. 6.500%, 02/01/2022 (r)	$7,000,000	$7,026,250
5.875%, 12/01/2025 (r)	11,303,000	10,624,820
		87,822,557
Consumer/Commercial/Lease Financing — 1.82%
Credit Acceptance Corp. 7.375%, 03/15/2023	3,886,000	3,973,435
DAE Funding LLC 5.250%, 11/15/2021 (r)	5,300,000	5,227,125
5.000%, 08/01/2024 (r)	17,461,000	16,937,170
Park Aerospace Holdings Ltd. 5.500%, 02/15/2024 (r)	17,658,000	17,084,115
		43,221,845
Department Stores — 0.95%
JC Penney Corp., Inc. 5.875%, 07/01/2023 (r)	21,273,000	17,124,765
8.625%, 03/15/2025 (r)	10,090,000	5,448,600
		22,573,365
Diversified Capital Goods — 2.06%
EnPro Industries, Inc. 5.750%, 10/15/2026 (r)	13,935,000	13,482,112
General Electric Company 4.500%, 03/11/2044	8,540,000	6,997,660
5.000% (Fixed until 01/20/2021, then 3 Month LIBOR USD + 3.330%), Perpetual	12,352,000	9,464,720
Matthews International Corp. 5.250%, 12/01/2025 (r)	20,370,000	18,995,025
		48,939,517
Electric — Generation — 0.56%
NRG Energy, Inc. 7.250%, 05/15/2026	12,654,000	13,223,430
Electronics — 1.17%
Qorvo, Inc. 5.500%, 07/15/2026 (r)	15,413,000	14,757,947
Sensata Technologies BV 5.625%, 11/01/2024 (r)	13,262,000	13,112,803
		27,870,750
Energy — Exploration & Production — 6.20%
Bellatrix Exploration Ltd. 8.500%, 05/15/2020 (i) (r)	21,501,000	12,148,065
Callon Petroleum Company 6.375%, 07/01/2026	17,303,000	16,178,305
HighPoint Operating Corp. 8.750%, 06/15/2025 (i)	16,375,000	15,638,125
Jonah Energy LLC / Jonah Energy Finance Corp. 7.250%, 10/15/2025 (r)	20,849,000	13,551,850
Kosmos Energy Ltd. 7.875%, 08/01/2021 (r)	7,540,000	7,530,575
Lonestar Resources America, Inc. 11.250%, 01/01/2023 (r)	16,527,000	15,741,967
	Principal Amount	Value
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/2026 (r)	$20,997,000	$18,267,390
PetroQuest Energy, Inc. 10.000%, 02/15/2021 (d) (i)	23,285,081	6,869,099
Sanchez Energy Corp. 6.125%, 01/15/2023 (c)	28,404,000	5,254,740
Ultra Resources, Inc. 7.125%, 04/15/2025 (r)	19,716,000	6,309,120
Unit Corp. 6.625%, 05/15/2021	17,739,000	16,231,185
Whiting Petroleum Corp. 6.625%, 01/15/2026	15,521,000	13,386,863
		147,107,284
Food — Wholesale — 1.40%
Pinnacle Operating Corp. 9.000%, 05/15/2023 (i) (r)	21,872,134	14,763,691
TreeHouse Foods, Inc. 6.000%, 02/15/2024 (r)	18,519,000	18,403,256
		33,166,947
Forestry/Paper — 4.72%
Boise Cascade Company 5.625%, 09/01/2024 (r)	15,308,000	14,427,790
Enviva Partners LP / Enviva Partners Finance Corp. 8.500%, 11/01/2021	20,251,000	20,833,216
Mercer International, Inc. 7.375%, 01/15/2025 (r)	17,975,000	17,975,000
Neenah, Inc. 5.250%, 05/15/2021 (i) (r)	17,008,000	16,816,660
Rayonier AM Products, Inc. 5.500%, 06/01/2024 (r)	25,196,000	22,298,460
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	20,964,000	19,758,570
		112,109,696
Gaming — 3.34%
Boyd Gaming Corp. 6.000%, 08/15/2026	17,263,000	16,205,641
Jacobs Entertainment, Inc. 7.875%, 02/01/2024 (r)	16,569,000	17,107,492
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	20,635,000	18,519,913
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.125%, 08/15/2021 (r)	12,043,000	11,711,818
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	18,024,000	15,725,940
		79,270,804
Gas Distribution — 3.34%
American Midstream Partners LP / American Midstream Finance Corp. 9.500%, 12/15/2021 (r)	18,226,000	17,223,570

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/2025	$12,946,000	$12,913,635
Holly Energy Partners LP / Holly Energy Finance Corp. 6.000%, 08/01/2024 (r)	15,012,000	14,786,820
PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 05/15/2023	17,397,000	17,179,537
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	18,130,000	17,132,850
		79,236,412
Health Facilities — 2.67%
CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	17,553,000	8,074,380
6.250%, 03/31/2023	18,951,000	17,293,735
HCA, Inc. 5.375%, 02/01/2025 (c)	16,266,000	15,900,015
5.250%, 06/15/2026	5,000,000	4,975,000
Tenet Healthcare Corp. 6.750%, 06/15/2023 (c)	18,091,000	17,050,768
		63,293,898
Health Services — 0.71%
DaVita, Inc. 5.000%, 05/01/2025	18,441,000	16,804,361
Hotels — 0.64%
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026 (r)	15,871,000	15,315,515
Machinery — 1.85%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	15,643,000	15,134,603
Itron, Inc. 5.000%, 01/15/2026 (r)	17,648,000	16,192,040
Welbilt, Inc. 9.500%, 02/15/2024	11,655,000	12,514,556
		43,841,199
Managed Care — 1.09%
Centene Corp. 5.375%, 06/01/2026 (r)	12,716,000	12,398,100
WellCare Health Plans, Inc. 5.375%, 08/15/2026 (r)	13,887,000	13,435,673
		25,833,773
Media — Diversified — 0.86%
National CineMedia LLC 5.750%, 08/15/2026	22,586,000	20,390,189
Media Content — 1.65%
Salem Media Group, Inc. 6.750%, 06/01/2024 (r)	20,706,000	18,480,105
Townsquare Media, Inc. 6.500%, 04/01/2023 (r)	22,269,000	20,570,989
		39,051,094
	Principal Amount	Value
Medical Products — 1.27%
Avanos Medical, Inc. 6.250%, 10/15/2022	$16,430,000	$16,388,925
Hill-Rom Holdings, Inc. 5.750%, 09/01/2023 (r)	13,606,000	13,657,023
		30,045,948
Metals/Mining Excluding Steel — 3.10%
Century Aluminum Company 7.500%, 06/01/2021 (r)	23,330,000	23,096,700
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023 (r)	16,157,000	15,712,683
Kaiser Aluminum Corp. 5.875%, 05/15/2024	13,107,000	12,844,860
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	24,014,000	21,852,740
		73,506,983
Oil Field Equipment & Services — 5.55%
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	15,859,000	15,264,287
KCA Deutag UK Finance PLC 9.875%, 04/01/2022 (r)	19,809,000	16,342,425
9.625%, 04/01/2023 (r)	4,111,000	3,329,910
McDermott Technology Americas, Inc. / McDermott Technology US, Inc. 10.625%, 05/01/2024 (r)	20,647,000	17,498,333
Nine Energy Service, Inc. 8.750%, 11/01/2023 (r)	13,554,000	12,944,070
PHI, Inc. 5.250%, 03/15/2019	24,410,000	16,842,900
SESI LLC 7.750%, 09/15/2024	15,699,000	12,559,200
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	23,887,000	20,512,961
Transocean, Inc. 9.000%, 07/15/2023 (r)	16,356,000	16,335,555
		131,629,641
Oil Refining & Marketing — 1.07%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 04/15/2021	15,859,000	13,281,912
PBF Holding Company LLC / PBF Finance Corp. 7.250%, 06/15/2025	12,809,000	12,104,505
		25,386,417
Packaging — 0.74%
Plastipak Holdings, Inc. 6.250%, 10/15/2025 (r)	19,645,000	17,484,050
Personal & Household Products — 1.74%
Central Garden & Pet Company 6.125%, 11/15/2023	13,220,000	13,253,050
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/2026 (r)	15,118,000	13,908,560

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Vista Outdoor, Inc. 5.875%, 10/01/2023	$15,524,000	$14,204,460
		41,366,070
Pharmaceuticals — 2.46%
Bausch Health Companies, Inc. 7.000%, 03/15/2024 (r)	7,541,000	7,635,263
6.125%, 04/15/2025 (r)	21,884,000	19,148,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/2023 (r)	18,911,000	14,514,192
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.625%, 10/15/2023 (r)	22,445,000	17,170,425
		58,468,380
Printing & Publishing — 3.03%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (r)	20,307,000	18,479,370
8.375%, 08/15/2022 (r)	6,626,000	6,071,072
LSC Communications, Inc. 8.750%, 10/15/2023 (r)	16,430,000	16,943,438
Meredith Corp. 6.875%, 02/01/2026 (r)	12,049,000	11,808,020
Multi-Color Corp. 4.875%, 11/01/2025 (r)	21,624,000	18,542,580
		71,844,480
Recreation & Travel — 0.63%
Silversea Cruise Finance Ltd. 7.250%, 02/01/2025 (r)	14,047,000	14,920,723
Software/Services — 2.24%
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc. 6.000%, 07/15/2025 (r)	13,729,000	13,471,581
Nuance Communications, Inc. 5.625%, 12/15/2026	17,734,000	16,891,635
PTC, Inc. 6.000%, 05/15/2024	10,334,000	10,411,505
VeriSign, Inc. 5.250%, 04/01/2025	12,529,000	12,450,694
		53,225,415
Specialty Retail — 1.70%
Murphy Oil USA, Inc. 5.625%, 05/01/2027	16,394,000	15,820,210
PetSmart, Inc. 7.125%, 03/15/2023 (r)	5,940,000	3,489,750
5.875%, 06/01/2025 (r)	6,334,000	4,607,985
Sonic Automotive, Inc. 5.000%, 05/15/2023	17,940,000	16,370,250
		40,288,195
Support — Services — 4.26%
AECOM 5.875%, 10/15/2024 (c)	15,397,000	15,223,784
	Principal Amount	Value
Aptim Corp. 7.750%, 06/15/2025 (r)	$21,453,000	$16,411,545
The GEO Group, Inc. 5.875%, 10/15/2024	23,524,000	20,877,550
Herc Rentals, Inc. 7.750%, 06/01/2024 (r)	16,048,000	16,810,280
Sotheby's 4.875%, 12/15/2025 (r)	20,372,000	18,538,520
Staples, Inc. 8.500%, 09/15/2025 (r)	14,606,000	13,250,561
		101,112,240
Technology Hardware & Equipment — 1.66%
CDW LLC / CDW Finance Corp. 5.500%, 12/01/2024	6,984,000	6,931,620
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	19,841,000	18,154,515
Ingram Micro, Inc. 5.450%, 12/15/2024	15,139,000	14,313,041
		39,399,176
Telecom — Wireless — 0.86%
Telesat Canada / Telesat LLC 8.875%, 11/15/2024 (r)	19,509,000	20,338,133
Telecom — Wireline Integrated & Services — 0.93%
Sable International Finance Ltd. 6.875%, 08/01/2022 (r)	4,298,000	4,396,854
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/2023	20,301,000	17,763,375
		22,160,229
Transport Infrastructure/Services — 1.21%
GasLog Ltd. 8.875%, 03/22/2022 (i)	19,728,000	20,023,920
XPO Logistics, Inc. 6.500%, 06/15/2022 (r)	8,701,000	8,657,495
		28,681,415
Total corporate bonds (Cost $2,303,620,750)		2,088,887,987
TERM LOANS — 4.88%
Building Materials — 0.66%
Foundation Building Materials LLC 5.705% (1 Month LIBOR USD + 3.250%), 08/13/2025 (Acquired 05/11/2018 — 06/19/2018, Cost $16,516,657) (b) (m)	16,500,000	15,592,500
Energy — Exploration & Production — 0.65%
Fieldwood Energy LLC 7.772% (1 Month LIBOR USD + 5.250%), 04/11/2022 (Acquired 04/11/2018, Cost $7,228,724) (b) (m)	7,248,658	6,822,835
9.772% (1 Month LIBOR USD + 7.250%), 04/11/2023 (Acquired 04/11/2018, Cost $9,465,891) (b) (m)	9,785,808	8,640,869
		15,463,704

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Managed Care — 0.33%
Wink Holdco, Inc. 5.522% (1 Month LIBOR USD + 3.000%), 12/02/2024 (Acquired 11/02/2017 — 12/20/2017, Cost $8,181,712) (b) (m)	$8,167,500	$7,774,439
Oil Field Equipment & Services — 0.11%
Iracore International Holdings, Inc. 11.125% (1 Month LIBOR USD + 9.000%), 04/13/2021 (Acquired 04/13/2017, Cost $2,590,943) (b) (f) (i) (m) (u)	2,590,943	2,590,943
Pharmaceuticals — 0.14%
Endo International PLC TBD, 04/29/2024 (Acquired 12/20/2018, Cost $3,447,250) (e) (m)	3,590,886	3,411,342
Specialty Retail — 1.94%
Boardriders, Inc. 9.022% (1 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $11,440,611) (b) (m)	11,661,400	11,632,246
Office Depot, Inc. 7.705% (1 Month LIBOR USD + 5.250%), 11/08/2022 (Acquired 11/03/2017 — 11/21/2017, Cost $7,247,707) (b) (m)	7,415,905	7,490,064
PetSmart, Inc. 5.380% (1 Month LIBOR USD + 3.000%), 03/11/2022 (Acquired 10/01/2018 — 12/17/2018, Cost $14,397,856) (b) (e) (m)	16,811,161	13,340,833
Staples, Inc. 6.541% (3 Month LIBOR USD + 4.000%), 09/12/2024 (Acquired 08/15/2017, Cost $13,946,546) (b) (m)	13,981,500	13,436,851
		45,899,994
Support — Services — 0.51%
Brookfield WEC Holdings, Inc. 6.272% (1 Month LIBOR USD + 3.750%), 08/01/2025 (Acquired 07/26/2018 — 08/09/2018, Cost $12,543,232) (b) (m)	12,523,000	12,171,918
Transportation Excluding Air/Rail — 0.54%
International Seaways Operating Corp. 8.530% (1 Month LIBOR USD + 6.000%), 06/22/2022 (Acquired 06/20/2017 — 08/07/2017, Cost $12,798,002) (b) (m)	12,988,705	12,842,582
Total term loans (Cost $119,805,131)		115,747,422
PREFERRED STOCKS — 0.47%	Shares Held
Food — Wholesale — 0.47%
Pinnacle Agriculture Enterprises LLC (Acquired 03/10/2017, Cost $11,192,395) (a) (f) (i) (m) (u)	15,232,907	11,272,351
Total preferred stocks (Cost $11,192,395)		11,272,351
COMMON STOCKS — 3.21%	Shares Held	Value
Automakers — 0.00%
General Motors Company — Escrow (Acquired 11/17/2009 — 04/06/2011, Cost $0) (a) (f) (i) (m) (u)	352,400	$0
Energy — Exploration & Production — 0.24%
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $1,705,030) (a) (i) (m)	30,033	1,171,287
Fieldwood Energy, Inc. (Acquired 05/03/2018, Cost $2,595,253) (a) (i) (m)	111,241	4,338,399
Warren Resources, Inc. (Acquired 11/23/2016, Cost $160,767) (a) (f) (i) (m) (u)	116,226	160,741
		5,670,427
Metals/Mining Excluding Steel — 1.93%
American Zinc Recycling LLC (Acquired 07/19/2012 — 09/30/2016, Cost $35,758,540) (a) (f) (i) (m) (o) (u)	76,444	34,152,121
RA Parent, Inc. (Acquired 12/23/2014 — 01/18/2018, Cost $17,853,515) (a) (f) (i) (m) (o) (u)	288	11,731,221
		45,883,342
Oil Field Equipment & Services — 0.20%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,696,250) (a) (f) (i) (m) (o) (u)	22,092	4,696,318
Specialty Retail — 0.84%
Quiksilver, Inc. (Acquired 07/11/2013 — 05/12/2016, Cost $28,586,327) (a) (f) (i) (m) (u)	582,983	19,821,422
Total common stocks (Cost $91,355,681)		76,071,509
WARRANTS — 0.00%
Energy — Exploration & Production — 0.00%
Lonestar Resources America, Inc. (Acquired 08/19/2016 — 09/30/2016, Cost $763,200) (a) (f) (i) (m) Expiration: December 2021, Exercise Price $5.00	180,000	0
Total warrants (Cost $763,200)		0
Total long-term investments (Cost $2,526,737,157)		2,291,979,269
SHORT-TERM INVESTMENTS — 2.12%
Money Market Funds — 1.77%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.91%^	42,119,426	42,119,426

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2018

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Time Deposits — 0.35%
Banco Santander SA, 1.77%, 01/02/2019*	$8,231,662	$8,231,662
Total short-term investments (Cost $50,351,088)		50,351,088
Total investments — 98.71% (Cost $2,577,088,245)		2,342,330,357
Other assets in excess of liabilities — 1.29%		30,656,665
Net assets — 100.00%		$2,372,987,022

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2018.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $84,425,117, which represented 3.56% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $203,091,282, which represented 8.56% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(r) — Rule 144A security of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,362,646,134, which represented 57.42% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of December 31, 2018.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2018 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$87,126,123	$381,970,747	$1,304,337,256	$613,538,870	$38,032,442
Affiliated issuers	—	—	25,745,217	2,966,465	—
Collateral for securities on loan*	—	—	—	24,116,823	—
Short-term investments*	648,394	13,049,677	5,234,037	24,482,165	1,108,597
Dividends and interest receivable	221,890	1,018,124	2,790,780	1,058,257	44,371
Receivable for investments sold	—	—	—	100,857	23,546
Receivable for Fund shares sold	3,912	5,107,197	3,199,765	2,354,309	534,576
Other assets	21,652	22,227	69,041	29,858	24,251
Total assets	$88,021,971	$401,167,972	$1,341,376,096	$668,647,604	$39,767,783
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$24,116,823	$—
Payable for investments purchased	—	5,002,516	—	374,243	5,792
Payable for Fund shares repurchased	278,021	848,022	8,617,275	2,615,645	18,797
Payable to Advisor	35,085	221,980	939,039	434,506	5,532
Payable to Trustees	61	—	913	—	—
Accrued distribution and service fees	49,850	206,106	279,544	94,582	2,491
Accrued expenses and other liabilities	73,571	189,529	804,697	329,377	54,437
Total liabilities	436,588	6,468,153	10,641,468	27,965,176	87,049
Commitments and contingencies (Note 8)
Net assets	$87,585,383	$394,699,819	$1,330,734,628	$640,682,428	$39,680,734
Net Assets consist of:
Paid-in capital	$143,929,360	$491,657,637	$1,678,687,546	$724,844,622	$47,200,624
Total distributable losses	(56,343,977)	(96,957,818)	(347,952,918)	(84,162,194)	(7,519,890)
Net assets	$87,585,383	$394,699,819	$1,330,734,628	$640,682,428	$39,680,734
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$52,402,585	$270,668,627	$1,138,083,457	$586,634,397	$37,279,541
Shares outstanding (unlimited shares $0.001 par value authorized)	3,312,843	9,707,397	38,556,673	12,463,187	4,175,554
Net asset value per share	$15.82	$27.88	$29.52	$47.07	$8.93
Calculation of Net Asset Value Per Share — Class A
Net assets	$33,088,384	$105,194,272	$162,769,311	$44,948,500	$2,401,193
Shares outstanding (unlimited shares $0.001 par value authorized)	2,082,948	3,784,924	5,605,414	959,001	270,110
Net asset value per share	$15.89	$27.79	$29.04	$46.87	$8.89
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.77	$29.33	$30.65	$49.47	$9.38
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$2,094,414	$13,473,525	$25,687,366	$9,099,531
Shares outstanding (unlimited shares $0.001 par value authorized)	132,608	491,091	1,019,297	238,671
Net asset value per share	$15.79	$27.44	$25.20	$38.13
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$5,363,395	$4,194,494
Shares outstanding (unlimited shares $0.001 par value authorized)		190,634	144,117
Net asset value per share		$28.13	$29.10
*Cost of long-term investments
Unaffiliated issuers	$117,300,604	$482,209,185	$1,530,307,306	$671,626,835	$44,136,065
Affiliated issuers	—	—	127,222,264	27,402,493	—
*Cost of collateral for securities on loan	—	—	—	24,116,823	—
*Cost of short-term investments	648,394	13,049,677	5,234,042	24,482,087	1,108,597

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2018 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$7,604,442	$2,156,260	$534,055,992	$26,970,323	$2,241,399,609
Affiliated issuers	—	—	21,581,324	—	50,579,660
Collateral for securities on loan*	—	—	19,733,046	—	—
Short-term investments*	9,979	41,748	8,143,564	366,661	50,351,088
Cash denominated in foreign currencies#	—	515	—	—	—
Cash collateral for futures	—	—	283,218	—	—
Cash collateral for options	—	—	1,825	—	—
Dividends and interest receivable	27,281	9,377	1,924,490	240,088	39,307,614
Receivable for investments sold	—	—	16,395	19,450	2,625,750
Receivable for Fund shares sold	968	—	8,354,201	5,465	9,916,804
Receivable from Advisor	11,550	12,040	—	4,452	—
Other assets	15,880	2,167	48,030	1,458	146,104
Total assets	$7,670,100	$2,222,107	$594,142,085	$27,607,897	$2,394,326,629
Liabilities:
Collateral upon return of securities on loan	$—	$—	$19,733,046	$—	$—
Payable for investments purchased	—	26,755	2,133,856	42,880	10,061,333
Payable for variation margin	—	—	26,025	—	—
Payable for Fund shares repurchased	802	—	2,359,129	45,909	6,975,017
Payable to Advisor	—	—	379,183	—	1,083,667
Payable to Trustees	—	4	—	10	1,668
Accrued distribution and service fees	1,245	—	184,954	7,551	259,235
Distributions payable to shareholders	—	—	—	16,982	2,319,705
Accrued expenses and other liabilities	52,291	49,341	218,474	63,284	638,982
Total liabilities	54,338	76,100	25,034,667	176,616	21,339,607
Commitments and contingencies (Note 8)
Net assets	$7,615,762	$2,146,007	$569,107,418	$27,431,281	$2,372,987,022
Net Assets consist of:
Paid-in capital	$8,742,995	$2,421,706	$635,268,186	$31,763,978	$2,710,693,505
Total distributable losses	(1,127,233)	(275,699)	(66,160,768)	(4,332,697)	(337,706,483)
Net assets	$7,615,762	$2,146,007	$569,107,418	$27,431,281	$2,372,987,022
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$7,367,893	$2,146,007	$413,215,005	$13,909,196	$1,612,724,943
Shares outstanding (unlimited shares $0.001 par value authorized)	736,399	238,540	17,484,450	1,273,088	144,527,515
Net asset value per share	$10.01	$9.00	$23.63	$10.93	$11.16
Calculation of Net Asset Value Per Share — Class A
Net assets	$247,869		$115,083,931	$13,522,085	$414,035,077
Shares outstanding (unlimited shares $0.001 par value authorized)	24,737		4,855,766	1,186,231	37,332,521
Net asset value per share	$10.02		$23.70	$11.40	$11.09
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$10.58		$25.01
(Net asset value per share divided by 0.9525)				$11.97
(Net asset value per share divided by 0.9625)					$11.52
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets			$40,808,482		$3,057,403
Shares outstanding (unlimited shares $0.001 par value authorized)			1,860,113		274,132
Net asset value per share			$21.94		$11.15
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets					$343,169,599
Shares outstanding (unlimited shares $0.001 par value authorized)					30,740,934
Net asset value per share					$11.16
*Cost of long-term investments
Unaffiliated issuers	$8,737,285	$2,451,812	$602,488,925	$30,351,128	$2,468,428,851
Affiliated issuers	—	—	21,329,724	—	58,308,306
*Cost of collateral for securities on loan	—	—	19,733,046	—	—
*Cost of short-term investments	9,979	41,748	8,143,504	366,660	50,351,088
#Cost of cash denominated in foreign currencies	$—	$516	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,262,590	$5,185,789	$14,068,956	$6,053,846	$335,380
Interest	2,732	56,509	234,110	203,485	9,003
Securities on loan, net	978	5,179	125,788	236,696	—
Total income	1,266,300	5,247,477	14,428,854	6,494,027	344,383
Expenses:
Advisory fees	377,707	1,554,154	6,709,122	3,015,381	138,131
Professional fees and expenses	16,478	22,405	50,581	28,376	13,999
Custodian fees and expenses	5,443	8,164	34,751	18,176	10,597
Transfer agent fees and expenses	62,964	316,227	1,571,493	753,716	15,025
Accounting fees and expenses	9,636	27,392	102,936	48,413	28,056
Administration fees and expenses	22,565	72,455	278,557	128,806	23,581
Trustees' fees and expenses	4,056	15,668	70,190	30,454	1,418
Reports to shareholders	4,648	15,885	88,487	53,952	1,278
Registration fees	29,390	61,473	51,675	40,980	23,608
Distribution and service fees — Class A	49,900	159,479	272,721	80,520	4,612
Distribution and service fees — Class C	12,595	70,579	181,337	62,338	—
Distribution and service fees — Class R	—	16,467	15,300	—	—
Other expenses	5,430	13,094	53,423	23,849	2,594
Total expenses	600,812	2,353,442	9,480,573	4,284,961	262,899
Fee waiver/expense reimbursement by Advisor (Note 2)	(90,181)	(22,378)	—	—	(67,029)
Net expenses	510,631	2,331,064	9,480,573	4,284,961	195,870
Net investment income	755,669	2,916,413	4,948,281	2,209,066	148,513
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	1,915,048	8,115,318	42,039,346	22,504,672	(1,039,535)
Foreign currency transactions	—	—	(29,983)	(3,102)	—
Net realized gains (losses)	1,915,048	8,115,318	42,009,363	22,501,570	(1,039,535)
Net change in unrealized depreciation of:
Securities of unaffiliated issuers and foreign currency transactions	(17,735,772)	(72,769,487)	(468,312,526)	(184,801,550)	(7,615,139)
Securities of affiliated issuers	—	—	(11,963,098)	(602,016)	—
Net change in unrealized depreciation	(17,735,772)	(72,769,487)	(480,275,624)	(185,403,566)	(7,615,139)
Net losses	(15,820,724)	(64,654,169)	(438,266,261)	(162,901,996)	(8,654,674)
Net Decrease in Net Assets Resulting from Operations	$(15,065,055)	$(61,737,756)	$(433,317,980)	$(160,692,930)	$(8,506,161)
*Net of Foreign Taxes Withheld	$9,041	$44,255	$134,594	$164,475	$693

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2018 (UNAUDITED)

	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$88,018	$23,327	$6,225,501	$195,032	$286,831
Affiliated issuers	—	—	400,500	—	267,000
Interest	595	268	514,374	523,290	88,394,588
Securities on loan, net	—	—	189,779	—	—
Total income	88,613	23,595	7,330,154	718,322	88,948,419
Expenses:
Advisory fees	35,760	9,971	2,537,487	113,674	7,499,218
Professional fees and expenses	13,123	11,808	24,528	13,577	62,333
Custodian fees and expenses	7,533	10,128	23,537	9,415	15,841
Transfer agent fees and expenses	16,623	7,687	400,468	23,715	1,362,693
Accounting fees and expenses	21,117	22,870	42,337	32,883	169,519
Administration fees and expenses	21,825	21,963	109,554	21,518	421,637
Trustees' fees and expenses	355	97	24,569	1,379	101,380
Reports to shareholders	864	750	19,521	2,011	84,266
Registration fees	20,962	3,514	33,970	26,500	89,117
Distribution and service fees — Class A	661	—	169,956	19,893	585,795
Distribution and service fees — Class C	—	—	245,468	—	16,532
Other expenses	2,053	1,579	18,263	2,856	75,476
Total expenses	140,876	90,367	3,649,658	267,421	10,483,807
Fee waiver/expense reimbursement by Advisor (Note 2)	(93,540)	(77,947)	—	(107,621)	(515,091)
Net expenses	47,336	12,420	3,649,658	159,800	9,968,716
Net investment income	41,277	11,175	3,680,496	558,522	78,979,703
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	286,872	52,394	9,808,307	178,458	7,955,179
Sales of affiliated issuers	—	—	4,794,001	—	3,196,001
Foreign currency transactions	(1,216)	(818)	(36,131)	(432)	—
Credit default swap contracts	—	—	—	4,502	747,303
Futures contracts	—	—	771,226	—	—
Net realized gains	285,656	51,576	15,337,403	182,528	11,898,483
Net change in unrealized appreciation (depreciation) of:
Securities of unaffiliated issuers and foreign currency transactions	(1,964,573)	(477,670)	(111,333,280)	(5,213,266)	(181,696,089)
Securities of affiliated issuers	—	—	(2,585,900)	—	3,034,555
Futures contracts	—	—	(224,389)	—	—
Net change in unrealized depreciation	(1,964,573)	(477,670)	(114,143,569)	(5,213,266)	(178,661,534)
Net losses	(1,678,917)	(426,094)	(98,806,166)	(5,030,738)	(166,763,051)
Net Decrease in Net Assets Resulting from Operations	$(1,637,640)	$(414,919)	$(95,125,670)	$(4,472,216)	$(87,783,348)
*Net of Foreign Taxes Withheld	$2,665	$1,434	$72,436	$4,949	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Operations:
Net investment income	$755,669	$1,279,818	$2,916,413	$4,629,731
Net realized gains (losses)	1,915,048	(1,069,076)	8,115,318	29,840,083
Net change in unrealized appreciation (depreciation)	(17,735,772)	10,500,294	(72,769,487)	2,301,915
Net increase (decrease) in net assets resulting from operations	(15,065,055)	10,711,036	(61,737,756)	36,771,729
Dividends and Distributions to Shareholders:
Class I	(841,971)	(1,291,066)	(8,588,072)	(3,696,306)
Class A	(432,249)	(657,010)	(3,158,756)	(1,968,759)
Class C	(6,014)	(23,932)	(247,825)	(84,374)
Class R	—	—	(118,525)	(98,106)
Net decrease in net assets resulting from dividends and distributions to shareholders	(1,280,234)	(1,972,008)*	(12,113,178)	(5,847,545)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(3,785,885)	(13,183,311)	39,296,491	(37,501,866)
Net Assets:
Total decrease in net assets	(20,131,174)	(4,444,283)	(34,554,443)	(6,577,682)
Beginning of period	107,716,557	112,160,840	429,254,262	435,831,944
End of period	$87,585,383	$107,716,557 **	$394,699,819	$429,254,262 **

*  For the year ended June 30, 2018, all dividends and distributions to shareholders were from net investment income (Note 10).

**  As of June 30, 2018, undistributed net investment income was $1,280,233 for the Diversified Value Fund and $4,631,157 for the Large Cap Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Operations:
Net investment income	$4,948,281	$4,420,098	$2,209,066	$3,329,563
Net realized gains (losses)	42,009,363	(4,192,194)	22,501,570	61,963,477
Net change in unrealized appreciation (depreciation)	(480,275,624)	251,979,942	(185,403,566)	32,723,273
Net increase (decrease) in net assets resulting from operations	(433,317,980)	252,207,846	(160,692,930)	98,016,313
Dividends and Distributions to Shareholders:
Class I	(34,995,716)	(102,893,236)	(53,561,823)	(33,857,921)
Class A	(4,637,879)	(16,161,033)	(4,070,454)	(3,674,079)
Class C	(685,095)	(3,159,514)	(973,465)	(811,924)
Class R	(106,553)	(650,880)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(40,425,243)	(122,864,663)*	(58,605,742)	(38,343,924)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(80,667,911)	(256,537,398)	60,035,048	(36,415,088)
Net Assets:
Total increase (decrease) in net assets	(554,411,134)	(127,194,215)	(159,263,624)	23,257,301
Beginning of period	1,885,145,762	2,012,339,977	799,946,052	776,688,751
End of period	$1,330,734,628	$1,885,145,762 **	$640,682,428	$799,946,052 **

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $6,191,906 for Class I, $410,149 for Class A and $3,532 for Class R and from net realized gains were $96,701,330 for Class I, $15,750,884 for Class A, $3,159,514 for Class C and $647,348 for Class R for the Mid-Cap Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $3,110,570 for Class I and $130,714 for Class A and from net realized gains were $30,747,351 for Class I, $3,543,365 for Class A and $811,924 for Class C for the Small Cap Value Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income (loss) was $(322,010) for the Mid-Cap Value Fund and $2,099,354 for the Small Cap Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Operations:
Net investment income	$148,513	$201,673	$41,277	$71,964
Net realized gains (losses)	(1,039,535)	4,735,646	285,656	644,429
Net change in unrealized appreciation (depreciation)	(7,615,139)	(1,021,186)	(1,964,573)	61,872
Net increase (decrease) in net assets resulting from operations	(8,506,161)	3,916,133	(1,637,640)	778,265
Dividends and Distributions to Shareholders:
Class I	(2,939,252)	(3,404,099)	(703,103)	(432,679)
Class A	(241,524)	(181,599)	(22,566)	(25,070)
Net decrease in net assets resulting from dividends and distributions to shareholders	(3,180,776)	(3,585,698)*	(725,669)	(457,749	)*
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	8,404,962	22,646,240	260,594	1,268,577
Net Assets:
Total increase (decrease) in net assets	(3,281,975)	22,976,675	(2,102,715)	1,589,093
Beginning of period	42,962,709	19,986,034	9,718,477	8,129,384
End of period	$39,680,734	$42,962,709 **	$7,615,762	$9,718,477	**

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $97,468 for Class I and $3,154 for Class A and from net realized gains were $3,306,631 for Class I and $178,445 for Class A for the Small Cap Diversified Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $80,053 for Class I and $3,738 for Class A and from net realized gains were $352,626 for Class I and $21,332 for Class A for the Global Value Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income was $127,246 for the Small Cap Diversified Value Fund and $50,116 for the Global Value Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund			Value Opportunities Fund
	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018		Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Operations:
Net investment income	$11,175	$23,157		$3,680,496	$7,067,953
Net realized gains	51,576	154,127		15,337,403	60,923,665
Net change in unrealized depreciation	(477,670)	(93,077)		(114,143,569)	(273,708)
Net increase (decrease) in net assets resulting from operations	(414,919)	84,207		(95,125,670)	67,717,910
Dividends and Distributions to Shareholders:
Class I	(158,651)	(144,568)		(44,528,454)	(12,900,639)
Class A	—	—		(10,845,972)	(3,796,645)
Class C	—	—		(4,078,762)	(1,253,568)
Net decrease in net assets resulting from dividends and distributions to shareholders	(158,651)	(144,568	)*	(59,453,188)	(17,950,852)*
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	177,026	180,942		84,554,225	46,962,687
Net Assets:
Total increase (decrease) in net assets	(396,544)	120,581		(70,024,633)	96,729,745
Beginning of period	2,542,551	2,421,970		639,132,051	542,402,306
End of period	$2,146,007	$2,542,551	**	$569,107,418	$639,132,051 **

*  For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $26,262 for Class I and from net realized gains were $118,306 for Class I for the International Value Fund. For the year ended June 30, 2018, dividends and distributions to shareholders from net investment income were $7,243,094 for Class I, $1,982,727 for Class A and $451,278 for Class C and from net realized gains were $5,657,545 for Class I, $1,813,918 for Class A and $802,290 for Class C for the Value Opportunities Fund (Note 10).

**  As of June 30, 2018, undistributed net investment income was $16,649 for the International Value Fund and $1,949,167 for the Value Opportunities Fund (Note 10).
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Capital Income Fund		High Yield Fund
	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018	Six months ended December 31, 2018 (unaudited)	Year ended June 30, 2018
Operations:
Net investment income	$558,522	$1,336,013	$78,979,703	$161,067,983
Net realized gains (losses)	182,528	2,044,789	11,898,483	(12,551,785)
Net change in unrealized depreciation	(5,213,266)	(963,062)	(178,661,534)	(74,138,295)
Net increase (decrease) in net assets resulting from operations	(4,472,216)	2,417,740	(87,783,348)	74,377,903
Dividends and Distributions to Shareholders:
Class I	(327,527)	(790,343)	(55,906,506)	(127,191,770)
Class A	(243,984)	(660,571)	(13,237,206)	(28,374,568)
Class C	—	—	(81,059)	(163,724)
Class Z	—	—	(10,707,155)	(1,893,234)
Net decrease in net assets resulting from dividends and distributions to shareholders	(571,511)	(1,450,914)*	(79,931,926)	(157,623,296)*
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(4,340,196)	(5,903,933)	(176,726,499)	139,753,443
Net Assets:
Total increase (decrease) in net assets	(9,383,923)	(4,937,107)	(344,441,773)	56,508,050
Beginning of period	36,815,204	41,752,311	2,717,428,795	2,660,920,745
End of period	$27,431,281	$36,815,204 **	$2,372,987,022	$2,717,428,795 **

*  For the year ended June 30, 2018, all dividends and distributions to shareholders were from net investment income (Note 10).

**  As of June 30, 2018, undistributed net investment income (loss) was $(4,358) for the Capital Income Fund and $92,301 for the High Yield Fund (Note 10).

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$18.80	$0.15	$(2.87)	$(2.72)	$(0.26)	$—	$(0.26)
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Class A
Six months ended 12/31/2018*	18.85	0.12	(2.87)	(2.75)	(0.21)	—	(0.21)
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Class C
Six months ended 12/31/2018*	18.64	0.05	(2.85)	(2.80)	(0.05)	—	(0.05)
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$15.82	–14.56%	$52,403	0.85%[3]	1.02%[3]	1.55%[3]
Year ended 6/30/2018	18.80	9.81	65,503	0.95	1.02	1.25
Year ended 6/30/2017	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	14.31	–8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	15.47	24.98	485,541	0.95	1.01	2.72
Class A
Six months ended 12/31/2018*	15.89	–14.66	33,088	1.10[3]	1.27[3]	1.30[3]
Year ended 6/30/2018	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	14.36	–8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	15.50	24.68	59,173	1.20	1.26	2.71
Class C
Six months ended 12/31/2018*	15.79	–15.05	2,094	1.85[3]	2.02[3]	0.55[3]
Year ended 6/30/2018	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	14.23	–9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	15.20	23.70	4,429	1.95	2.01	1.28

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	15%	28%	25%	35%	38%	33%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$33.57	$0.25	$(4.96)	$(4.71)	$(0.64)	$(0.34)	$(0.98)
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Class A
Six months ended 12/31/2018*	33.36	0.20	(4.92)	(4.72)	(0.51)	(0.34)	(0.85)
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Class C
Six months ended 12/31/2018*	32.68	0.08	(4.81)	(4.73)	(0.17)	(0.34)	(0.51)
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Class R
Six months ended 12/31/2018*	33.56	0.16	(4.96)	(4.80)	(0.29)	(0.34)	(0.63)
Year ended 6/30/2018	30.96	0.22	2.70	2.92	(0.32)	—	(0.32)
Year ended 6/30/2017	25.02	0.25	6.13	6.38	(0.44)	—	(0.44)
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$27.88	–14.15%	$270,669	0.96%[3]	0.97%[3]	1.46%[3]
Year ended 6/30/2018	33.57	10.01	276,930	1.00	1.00	1.28
Year ended 6/30/2017	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	25.06	–6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Class A
Six months ended 12/31/2018*	27.79	–14.26	105,194	1.21[3]	1.22[3]	1.19[3]
Year ended 6/30/2018	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	24.91	–6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Class C
Six months ended 12/31/2018*	27.44	–14.58	13,474	1.96[3]	1.97[3]	0.48[3]
Year ended 6/30/2018	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	24.29	–7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Class R
Six months ended 12/31/2018*	28.13	–14.37	5,363	1.46[3]	1.47[3]	0.93[3]
Year ended 6/30/2018	33.56	9.47	6,888	1.50	1.50	0.66
Year ended 6/30/2017	30.96	25.58	13,519	1.49	1.49	0.88
Year ended 6/30/2016	25.02	–6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	15%	41%	27%	39%	39%	57%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$39.68	$0.12	$(9.40)	$(9.28)	$(0.33)	$(0.55)	$(0.88)
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Class A
Six months ended 12/31/2018*	39.03	0.07	(9.23)	(9.16)	(0.28)	(0.55)	(0.83)
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Class C
Six months ended 12/31/2018*	33.93	(0.07)	(8.00)	(8.07)	(0.11)	(0.55)	(0.66)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Class R
Six months ended 12/31/2018*	39.02	0.02	(9.23)	(9.21)	(0.16)	(0.55)	(0.71)
Year ended 6/30/2018	36.60	(0.08)	4.88	4.80	(0.01)	(2.37)	(2.38)
Year ended 6/30/2017	30.21	(0.08)	6.96	6.88	(0.03)	(0.46)	(0.49)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2018*	$29.52	–23.56%	$1,138,083	1.01%[3]	1.01%[3]	0.61%[3]
Year ended 6/30/2018	39.68	14.32	1,609,002	0.99	0.99	0.28
Year ended 6/30/2017	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	30.55	–13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	40.43	–0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Class A
Six months ended 12/31/2018*	29.04	–23.66	162,769	1.26[3]	1.26[3]	0.35[3]
Year ended 6/30/2018	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	30.13	–13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	39.91	–0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Class C
Six months ended 12/31/2018*	25.20	–23.96	25,687	2.01[3]	2.01[3]	(0.40)[3]
Year ended 6/30/2018	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	26.78	–14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	36.24	–1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Class R
Six months ended 12/31/2018*	29.10	–23.74	4,194	1.51[3]	1.51[3]	0.09[3]
Year ended 6/30/2018	39.02	13.74	6,656	1.49	1.49	(0.22)
Year ended 6/30/2017	36.60	22.74	11,020	1.53	1.53	(0.23)
Year ended 6/30/2016	30.21	–13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	40.04	–1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	22%	32%	37%	42%	54%	55%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$63.89	$0.18	$(12.37)	$(12.19)	$(0.33)	$(4.30)	$(4.63)
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Class A
Six months ended 12/31/2018*	63.49	0.09	(12.28)	(12.19)	(0.13)	(4.30)	(4.43)
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Class C
Six months ended 12/31/2018*	52.65	(0.11)	(10.11)	(10.22)	—	(4.30)	(4.30)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2018*	$47.07	–19.56%	$586,634	1.03%[3]	1.03%[3]	0.59%[3]
Year ended 6/30/2018	63.89	13.33	715,194	1.02	1.02	0.47
Year ended 6/30/2017	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	46.46	–15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Class A
Six months ended 12/31/2018*	46.87	–19.67	44,949	1.28[3]	1.28[3]	0.29[3]
Year ended 6/30/2018	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	46.09	–15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Class C
Six months ended 12/31/2018*	38.13	–19.96	9,100	2.03[3]	2.03[3]	(0.44)[3]
Year ended 6/30/2018	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	39.09	–16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	23%	29%	29%	45%	43%	43%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$12.21	$0.04	$(2.39)	$(2.35)	$(0.08)	$(0.85)	$(0.93)
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)
Class A
Six months ended 12/31/2018*	12.14	0.03	(2.37)	(2.34)	(0.06)	(0.85)	(0.91)
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)
Year from 6/30/2014[4] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$8.93	–19.59%	$37,280	0.90%[3]	1.21%[3]	0.72%[3]
Year ended 6/30/2018	12.21	17.48	40,128	0.90	1.45	0.80
Year ended 6/30/2017	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	9.12	–5.80	14,446	1.25	2.13	0.72
Year from 6/30/2014[4] to 6/30/2015	10.01	2.93	15,337	1.25	3.75	0.48
Class A
Six months ended 12/31/2018*	8.89	–19.66	2,401	1.15[3]	1.46[3]	0.47[3]
Year ended 6/30/2018	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	9.09	–6.14	232	1.50	2.38	0.53
Year from 6/30/2014[4] to 6/30/2015	10.00	2.71	130	1.50	4.25	0.29

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015
Portfolio turnover rate	26%	95%	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$13.30	$0.06	$(2.31)	$(2.25)	$(0.14)	$(0.90)	$(1.04)
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Class A
Six months ended 12/31/2018*	13.28	0.03	(2.30)	(2.27)	(0.09)	(0.90)	(0.99)
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[4] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$10.01	–17.30%	$7,368	1.00%[3]	3.01%[3]	0.91%[3]
Year ended 6/30/2018	13.30	9.59	8,987	1.10	2.87	0.83
Year ended 6/30/2017	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	10.10	–9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	11.93	–1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	13.31	25.98	3,867	1.10	6.26	3.29
Class A
Six months ended 12/31/2018*	10.02	–17.45	248	1.25[3]	3.18[3]	0.52[3]
Year ended 6/30/2018	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	10.09	–9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	11.91	–2.22	110	1.35	4.77	0.79
Period from 8/30/2013[4] to 6/30/2014	13.29	21.88	137	1.35[3]	6.58[3]	3.21[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	21%	43%	38%	52%	42%	52%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$11.57	$0.05	$(1.90)	$(1.85)	$(0.14)	$(0.58)	$(0.72)
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)
Period from 12/31/2015[4] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—

				Ratios to Average Net Assets
International Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$9.00	–16.21%	$2,146	1.02%[3]	7.40%[3]	0.92%[3]
Year ended 6/30/2018	11.57	3.50	2,543	1.15	6.01	0.90
Year ended 6/30/2017	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[4] to 6/30/2016	9.76	–2.40	1,806	1.15[3]	12.67[3]	3.17[3]

	Six Months Ended December 31,	Year Ended June 30,		Period December 31, 2015[4] through June 30,
	2018*	2018	2017	2016
Portfolio turnover rate	23%	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$30.38	$0.18	$(4.24)	$(4.06)	$(0.31)	$(2.38)	$(2.69)
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Class A
Six months ended 12/31/2018*	30.40	0.14	(4.24)	(4.10)	(0.22)	(2.38)	(2.60)
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Class C
Six months ended 12/31/2018*	28.22	0.03	(3.92)	(3.89)	(0.01)	(2.38)	(2.39)
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$23.63	–13.78%	$413,215	0.96%[3]	0.96%[3]	1.22%[3]
Year ended 6/30/2018	30.38	12.11	453,184	0.97	0.97	1.36
Year ended 6/30/2017	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	22.21	–10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	29.88	25.67	265,138	0.99	0.99	1.25
Class A
Six months ended 12/31/2018*	23.70	–13.88	115,084	1.21[3]	1.21[3]	0.94[3]
Year ended 6/30/2018	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	22.21	–10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	29.88	25.34	165,608	1.24	1.24	0.91
Class C
Six months ended 12/31/2018*	21.94	–14.20	40,808	1.96[3]	1.96[3]	0.20[3]
Year ended 6/30/2018	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	20.68	–11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	28.31	24.44	52,042	1.99	1.99	0.17

	Six Months Ended December 31,	Year Ended June 30,
	2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	37%	55%	83%	62%	101%	45%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Commencement of operations.

*  Unaudited
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$12.84	$0.21	$(1.90)	$(1.69)	$(0.22)	$—	$(0.22)
Year ended 6/30/2018	12.51	0.45	0.37	0.82	(0.49)	—	(0.49)
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Class A
Six months ended 12/31/2018*	13.36	0.20	(1.96)	(1.76)	(0.20)	—	(0.20)
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	—	(0.46)
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$10.93	–13.36%	$13,909	0.80%[3]	1.42%[3]	3.28%[3]
Year ended 6/30/2018	12.84	6.71	20,005	0.80	1.26	3.55
Year ended 6/30/2017	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	10.56	–4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	12.85	19.71	21,399	0.80	1.34	4.61
Class A
Six months ended 12/31/2018*	11.40	–13.32	13,522	1.05[3]	1.67[3]	3.09[3]
Year ended 6/30/2018	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	10.97	–4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	13.24	19.17	47,872	1.05	1.51	4.76

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	24%	46%	71%	93%	62%	53%

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2018*	$11.90	$0.35	$(0.74)[4]	$(0.39)	$(0.35)	$—	$(0.35)
Year ended 6/30/2018	12.26	0.72	(0.37)[4]	0.35	(0.71)	—	(0.71)
Year ended 6/30/2017	11.47	0.75	0.79[4]	1.54	(0.75)	—	(0.75)
Year ended 6/30/2016	12.51	0.76	(0.94)[4]	(0.18)	(0.77)	(0.09)	(0.86)
Year ended 6/30/2015	13.37	0.70	(0.75)[4]	(0.05)	(0.71)	(0.10)	(0.81)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Class A
Six months ended 12/31/2018*	11.83	0.33	(0.74)[4]	(0.41)	(0.33)	—	(0.33)
Year ended 6/30/2018	12.18	0.69	(0.37)[5]	0.32	(0.67)	—	(0.67)
Year ended 6/30/2017	11.40	0.72	0.78[4]	1.50	(0.72)	—	(0.72)
Year ended 6/30/2016	12.43	0.73	(0.94)[4]	(0.21)	(0.73)	(0.09)	(0.82)
Year ended 6/30/2015	13.29	0.67	(0.75)[5]	(0.08)	(0.68)	(0.10)	(0.78)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Class C
Six months ended 12/31/2018*	11.89	0.29	(0.74)	(0.45)	(0.29)	—	(0.29)
Year ended 6/30/2018	12.26	0.60	(0.38)[4]	0.22	(0.59)	—	(0.59)
Year ended 6/30/2017	11.47	0.63	0.79[4]	1.42	(0.63)	—	(0.63)
Year ended 6/30/2016	12.50	0.65	(0.94)[6]	(0.29)	(0.65)	(0.09)	(0.74)
Year ended 6/30/2015	13.36	0.58	(0.76)[4]	(0.18)	(0.58)	(0.10)	(0.68)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Class Z
Six months ended 12/31/2018*	11.90	0.35	(0.73)	(0.38)	(0.36)	—	(0.36)
Period from 3/29/2018[7] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	—	(0.17)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2018*	$11.16	–3.37%	$1,612,725	0.70%[3]	0.74%[3]	5.82%[3]
Year ended 6/30/2018	11.90	2.87	1,918,320	0.70	0.74	5.93
Year ended 6/30/2017	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	11.47	–1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	12.51	–0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70	0.75	5.82
Class A
Six months ended 12/31/2018*	11.09	–3.53	414,035	0.95[3]	0.99[3]	5.58[3]
Year ended 6/30/2018	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	11.40	–1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	12.43	–0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	13.29	11.28	607,104	0.95	1.00	5.59
Class C
Six months ended 12/31/2018*	11.15	–3.86	3,057	1.70[3]	1.74[3]	4.83[3]
Year ended 6/30/2018	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	11.47	–2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	12.50	–1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	13.36	10.40	3,623	1.70	1.75	4.72
Class Z
Six months ended 12/31/2018*	11.16	–3.32	343,170	0.60[3]	0.64[3]	5.94[3]
Period from 3/29/2018[7] to 6/30/2018	11.90	0.59	328,769	0.60[3]	0.70[3]	6.54[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2018*	2018	2017	2016	2015	2014
Portfolio turnover rate	14%	38%	46%	45%	44%	51%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Annualized.

4  Redemption fees per share were less than $0.005.

5  Includes redemption fees per share of $0.01.

6  Includes redemption fees per share of $0.02.

7  Commencement of operations.

*  Unaudited

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2018 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have five classes of shares: Class I, Class A, Class C, Class R and Class T. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and Capital Income Fund have four classes of shares: Class I, Class A, Class C and Class T. The High Yield Fund has five classes of shares: Class I, Class A, Class C, Class T and Class Z. Class A and Class T shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C, Class R and Class T shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors, the International Value Fund is not offering Class A or Class C shares to investors and the Funds are not offering Class T shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of December 31, 2018:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$87,126,123	$381,970,747	$1,261,431,758	$606,002,047	$38,032,442
Money Market Funds	—	—	—	24,116,823	—
Time Deposits	648,394	13,049,677	5,234,037	24,482,165	1,108,597
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	36,929,586	2,756,307	—
Industrials	—	—	31,721,129	—	—
Real Estate	—	—	—	7,746,981	—
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$87,774,517	$395,020,424	$1,335,316,510	$665,104,323	$39,141,039
	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$5,168,258	$642,624	$496,395,958	$14,097,516	$—
Preferred Stocks	—	—	1,667,330	—	—
Purchased Put Options	—	—	6,008,650	—	—
Warrants	—	—	1,170,014	—	—
Money Market Funds	—	—	19,733,046	260,270	42,119,426
Time Deposits	9,979	41,748	8,143,564	106,391	8,231,662
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	79,258	—	—	—
Consumer Discretionary	183,631	93,353	—	—	—
Consumer Staples	242,636	182,739	—	—	—
Energy	69,056	115,047	4,403,171	280,807	—
Energy — Exploration & Production	—	—	—	—	5,509,686
Financials	1,336,949	521,402	4,578,563	243,530	—
Health Care	95,425	110,905	—	—	—
Industrials	431,607	198,466	12,032,524	415,335	—
Information Technology	76,880	139,667	—	—	—
Materials	—	72,799	—	—	—
Preferred Stocks:
Financials	—	—	185,878	—	—
Corporate Bonds	—	—	15,273,812	10,186,886	2,088,887,987
Term Loans	—	—	—	839,776	113,156,479
Purchased Put Options	—	—	1,132,250	—	—
Warrants	—	—	0	—	0
Level 3 — Significant unobservable inputs:
Common Stocks:
Automakers	—	—	—	—	0
Consumer Discretionary	—	—	—	236,640	—
Energy	—	—	—	2,156	—
Energy — Exploration & Production	—	—	—	—	160,741
Industrials	—	—	—	124,848	—
Materials	—	—	8,986,680	441,398	—
Metals/Mining Excluding Steel	—	—	—	—	45,883,342
Oil Field Equipment & Services	—	—	—	—	4,696,318
Specialty Retail	—	—	—	—	19,821,422
Preferred Stocks:
Consumer Staples	—	—	—	69,846	—
Food — Wholesale	—	—	—	—	11,272,351
Corporate Bonds	—	—	—	—	0
Term Loans	—	—	3,802,486	31,585	2,590,943
Total Investments	$7,614,421	$2,198,008	$583,513,926	$27,336,984	$2,342,330,357
Other Financial Instruments
Level 1 — Quoted prices in an active market:
Futures Contracts *			$(65,358)
Level 2 — Other significant observable market inputs			—
Level 3 — Significant unobservable inputs			—
Total Other Financial Instruments			$(65,358)

* Futures contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of December 31, 2018:

	Fair Value at December 31, 2018	Valuation Techniques	Unobservable Inputs	Input Values		Impact to Valuation from an Increase to Input
Value Opportunities
Common Stocks:	$2,094,411	Market comparable companies	EBITDA multiple	6.3	x - 7.1x	Increase
	6,892,269	Market quote (stale)	N/A	$212.58		Increase
Total Common Stocks	8,986,680
Term Loans	3,802,486	Market quote (stale)	N/A	$100.00		Increase
	$12,789,166
Capital Income
Common Stocks:	$236,640	Calculation of enterprise value using: Discounted cash flows Market comparable companies Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75 6x - 8x $499 Million - $602 Million	% - 11.75%	Decrease Increase Increase
	0	Estimated recovery value	Probability of asset recovery	$0		Increase
	2,156	Last traded price (stale)	N/A	$1.38		Increase
	509,062	Market comparable companies	EBITDA multiple	5.0	x - 7.3x	Increase
	57,184	Market quote (stale)	N/A	$212.58		Increase
Total Common Stocks	805,042
Preferred Stocks	69,846	Last traded price (stale)	N/A	$0.74		Increase
Term Loans	31,585	Market quote (stale)	N/A	$100.00		Increase
	$906,473
High Yield
Common Stocks:	$19,821,422	Calculation of enterprise value using: Discounted cash flows Market comparable companies Transaction analysis	Yield (Discount rate of cash flows) EBITDA multiple Guideline transactions	9.75 6x - 8x $499 Million - $602 Million	% - 11.75%	Decrease Increase Increase
	0	Estimated recovery value	Probability of asset recovery	$0		Increase
	160,741	Last traded price (stale)	N/A	$1.38		Increase
	45,883,342	Market comparable companies	EBITDA multiple	5.0	x - 7.3x	Increase
	4,696,318	Market quote (stale)	N/A	$212.58		Increase
Total Common Stocks	70,561,823
Preferred Stocks	11,272,351	Last traded price (stale)	N/A	$0.74		Increase
Corporate Bonds	0	Estimated recovery value	Probability of asset recovery	$0		Increase
Term Loans	2,590,943	Market quote (stale)	N/A	$100.00		Increase
	$84,425,117

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Value Opportunities
	Common Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$10,760,790	$3,990,031	$3,802,486	$18,553,307
Purchases	—	—	—	—
Sales	(5,607,074)	(4,090,070)	—	(9,697,144)
Accrued discounts (premiums)	—	1,178	—	1,178
Realized gains (losses)	4,794,075	2,827,010	—	7,621,085
Change in unrealized appreciation (depreciation)	(961,111)	(2,728,149)	—	(3,689,260)
Transfers into Level 3	—	—	—	—
Balance at December 31, 2018	$8,986,680	$—	$3,802,486	$12,789,166
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2018	$(961,111)	$—	$—	$(961,111)

	Capital Income
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$761,930	$69,846	$87,286	$31,585	$950,647
Purchases	—	—	—	—	—
Sales	(402)	—	(89,474)	—	(89,876)
Accrued discounts (premiums)	—	—	26	—	26
Realized gains (losses)	402	—	61,843	—	62,245
Change in unrealized appreciation (depreciation)	43,112	—	(59,681)	—	(16,569)
Transfers into Level 3	—	—	—	—	—
Balance at December 31, 2018	$805,042	$69,846	$—	$31,585	$906,473
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2018	$43,112	$—	$—	$—	$43,112
	High Yield
	Common Stocks	Preferred Stocks	Corporate Bonds	Term Loans	Total
Balance at June 30, 2018	$68,069,267	$11,272,351	$1,349,465	$2,590,943	$83,282,026
Purchases	—	—	—	—	—
Sales	(3,771,450)	—	(1,383,299)	—	(5,154,749)
Accrued discounts (premiums)	—	—	400	—	400
Realized gains (losses)	3,229,451	—	954,070	—	4,183,521
Change in unrealized appreciation (depreciation)	3,034,555	—	(920,636)	—	2,113,919
Transfers into Level 3	—	—	—	—	—
Balance at December 31, 2018	$70,561,823	$11,272,351	$0	$2,590,943	$84,425,117
Change in unrealized appreciation (depreciation) for Level 3 assets held at December 31, 2018	$3,832,137	$—	$—	$—	$3,832,137

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2018:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$7,140,900

Liability Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Foreign Exchange Contracts:
Futures Contracts	Total distributable losses*	$65,358

* Includes cumulative depreciation of futures contracts as reported in the Schedule of Futures Contracts.

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2018:

Realized Gains (Losses) on Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—	$4,502	$747,303
Equity Contracts:
Purchased Put Options	—	—	—
Foreign Exchange Contracts:
Futures Contracts	771,226	—	—

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$(336,498	)*
Foreign Exchange Contracts:
Futures Contracts	(224,389)

* Included with net change in unrealized appreciation (depreciation) of securities of unaffiliated issuers and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2018:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	—	—
Average Notional Amount — Credit Default Swap Contracts	$—	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	3,447	—	—
Average Notional Amount — Purchased Put Options	$29,714,147	$—	$—
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(120)	—	—
Average Notional Amount — Futures Contracts	$(12,603,671)	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of December 31, 2018:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Futures Contracts:
Value Opportunities	$26,025	$—	$26,025	$—	$26,025	$—
Securities Lending:
Small Cap Value	24,116,823	—	24,116,823	24,116,823	—	—
Value Opportunities	19,733,046	—	19,733,046	19,733,046	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through August 29, 2019 (except for Class Z shares of the High Yield Fund which shall be through October 31, 2019).

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[1]	0.75%	0.65%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.15%	1.25%	0.90%	0.95%	0.95%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.15%	2.25%	1.90%	1.95%	1.95%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.45%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual cap on expenses — Class T	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses — Class Z	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

The following rates were effective prior to August 29, 2018:

	Diversified Value	Large Cap Value	Global Value	International Value
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.80%	0.85%
Annual cap on expenses — Class I	0.95%	1.05%	1.10%	1.15%
Annual cap on expenses — Class A	1.20%	1.30%	1.35%	1.40%
Annual cap on expenses — Class C	1.95%	2.05%	2.10%	2.15%
Annual cap on expenses — Class R	N/A	1.55%	N/A	N/A
Annual cap on expenses — Class T	1.20%	1.30%	1.35%	1.40%

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%
Class T	0.25%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C, Class R and Class T shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the six months ended December 31, 2018, the Funds' purchases and sales were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income		High Yield
Purchases	$—	$—	$—	$—	$—	$—	$—	$—	$—		$2,106,806
Sales	—	—	—	—	—	—	—	—	2,111,499	*	696,960	*

* Resulted in a realized loss of $(103,539) for the Capital Income Fund and $(30,854) for the High Yield Fund.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2018 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Purchases	$15,557,897	$87,127,369	$371,249,749	$178,758,480	$15,829,634	$1,956,617	$585,546	$263,875,402	$8,035,406	$370,406,361
Sales	19,762,938	61,588,811	460,938,788	184,328,757	10,973,437	2,362,354	558,750	240,721,533	12,461,370	499,581,114

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2018.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2018:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$120,187,024	$449,297,547	$1,734,980,538	$687,088,718	$40,430,632	$8,941,972	$2,388,195	$588,113,834	$35,073,446	$2,644,512,596
Gross unrealized appreciation	9,693,989	35,761,609	388,459,854	180,568,917	3,285,777	1,423,708	314,670	95,365,094	4,003,247	74,618,390
Gross unrealized depreciation	(22,593,254)	(63,499,650)	(264,253,896)	(81,911,162)	(1,821,240)	(676,372)	(148,209)	(51,398,339)	(2,660,935)	(133,396,255)
Net unrealized appreciation (depreciation)	(12,899,265)	(27,738,041)	124,205,958	98,657,755	1,464,537	747,336	166,461	43,966,755	1,342,312	(58,777,865)
Distributable ordinary income (as of 6/30/18)*	1,280,233	4,631,157	22,954,884	12,816,478	1,505,254	97,340	35,525	17,161,085	103,595	3,227,839
Distributable long-term gains (as of 6/30/18)	—	—	—	23,662,245	1,201,356	391,400	95,885	27,290,250	—	—
Total distributable earnings	1,280,233	4,631,157	22,954,884	36,478,723	2,706,610	488,740	131,410	44,451,335	103,595	3,227,839
Other accumulated losses	(28,379,656)	—	(21,370,537)	—	(4,100)	—	—	—	(734,877)	(114,441,183)
Total accumulated gains (losses)	$(39,998,688)	$(23,106,884)	$125,790,305	$135,136,478	$4,167,047	$1,236,076	$297,871	$88,418,090	$711,030	$(169,991,209)

* Includes distributable short-term gains of $8,001,991 for the Mid-Cap Value Fund, $10,387,689 for the Small Cap Value Fund, $1,373,908 for the Small Cap Diversified Value Fund, $17,205 for the Global Value Fund, $5,236 for the International Value Fund and $13,818,882 for the Value Opportunities Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2018, the Global Value Fund held securities with $17,429 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2018, the Small Cap Diversified Value Fund held securities with $68,496 of net unrealized appreciation relating to the transfers.

The tax components of distributions paid during the fiscal years ended June 30, 2018 and 2017, capital loss carryovers as of June 30, 2018, and any tax basis late year losses as of June 30, 2018, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2018					June 30, 2017
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$1,972,008	$—	$28,379,656[1]	$—	$—	$6,410,766	$—
Large Cap Value	5,847,545	—	—	29,560,503	—	8,826,207	—
Mid-Cap Value	7,015,174	115,849,489	—	—	21,370,537[4]	15,737,440	17,317,177
Small Cap Value	7,785,649	30,558,275	—	—	—	2,949,850	—
Small Cap Diversified Value	1,255,591	2,330,107	—	—	—	146,812	—
Global Value	141,786	315,963	—	—	—	55,593	—
International Value	31,134	113,434	—	—	—	77,168	—
Value Opportunities	10,183,262	7,767,590	—	—	—	9,800,117	—
Capital Income	1,450,914	—	713,496[2]	—	—	1,484,311	—
High Yield	157,623,296	—	111,302,453[3]	—	—	161,613,195	—

1 Long-term with no expiration.

2 Short-term with no expiration.

3 $2,651,171 is short-term with no expiration and $108,651,282 is long-term with no expiration.

4 Long-term post-October loss.

As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties. The tax years ended June 30, 2015 through June 30, 2018 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2018
Diversified Value Fund
Class I	36,492	$661,172	47,595	$793,407	(254,624)	$(4,789,774)	(170,537)	$(3,335,195)
Class A	111,947	2,061,941	11,487	192,296	(141,864)	(2,569,311)	(18,430)	(315,074)
Class C	5,441	88,777	279	4,644	(12,497)	(229,037)	(6,777)	(135,616)
Total net increase (decrease)	153,880	2,811,890	59,361	990,347	(408,985)	(7,588,122)	(195,744)	(3,785,885)
Large Cap Value Fund
Class I	2,140,719	66,127,189	262,252	7,694,461	(945,211)	(30,318,986)	1,457,760	43,502,664
Class A	140,549	4,478,794	85,814	2,510,069	(376,906)	(12,385,252)	(150,543)	(5,396,389)
Class C	110,040	3,372,555	6,237	180,130	(58,541)	(1,837,028)	57,736	1,715,657
Class R	13,529	435,932	1,823	54,002	(29,963)	(1,015,375)	(14,611)	(525,441)
Total net increase (decrease)	2,404,837	74,414,470	356,126	10,438,662	(1,410,621)	(45,556,641)	1,350,342	39,296,491
Mid-Cap Value Fund
Class I	2,575,393	94,813,055	992,963	31,933,680	(5,564,757)	(191,665,009)	(1,996,401)	(64,918,274)
Class A	381,149	13,902,581	92,293	2,920,139	(764,034)	(27,271,078)	(290,592)	(10,448,358)
Class C	52,503	1,540,637	19,489	535,374	(213,532)	(6,460,432)	(141,540)	(4,384,421)
Class R	16,561	591,239	1,255	39,820	(44,271)	(1,547,917)	(26,455)	(916,858)
Total net increase (decrease)	3,025,606	110,847,512	1,106,000	35,429,013	(6,586,594)	(226,944,436)	(2,454,988)	(80,667,911)
Small Cap Value Fund
Class I	2,189,370	130,187,791	585,859	29,544,854	(1,505,438)	(88,703,765)	1,269,791	71,028,880
Class A	124,756	7,033,872	50,148	2,518,416	(333,008)	(19,211,506)	(158,104)	(9,659,218)
Class C	5,860	251,822	18,263	746,424	(47,996)	(2,332,860)	(23,873)	(1,334,614)
Total net increase (decrease)	2,319,986	137,473,485	654,270	32,809,694	(1,886,442)	(110,248,131)	1,087,814	60,035,048
Small Cap Diversified Value Fund
Class I	1,413,118	14,184,504	311,362	2,939,253	(836,609)	(9,337,994)	887,871	7,785,763
Class A	211,285	2,547,277	25,056	235,526	(199,706)	(2,163,604)	36,635	619,199
Total net increase (decrease)	1,624,403	16,731,781	336,418	3,174,779	(1,036,315)	(11,501,598)	924,506	8,404,962
Global Value Fund
Class I	6,902	92,713	67,154	703,103	(13,165)	(139,575)	60,891	656,241
Class A	3,735	46,000	2,046	21,466	(36,156)	(463,113)	(30,375)	(395,647)
Total net increase (decrease)	10,637	138,713	69,200	724,569	(49,321)	(602,688)	30,516	260,594
International Value Fund
Class I	1,666	18,375	17,096	158,651	—	—	18,762	177,026
Total net increase	1,666	18,375	17,096	158,651	—	—	18,762	177,026
Value Opportunities Fund
Class I	3,930,174	112,620,225	1,402,218	34,817,068	(2,763,605)	(72,918,796)	2,568,787	74,518,497
Class A	1,033,170	28,092,237	334,897	8,338,932	(996,106)	(28,561,498)	371,961	7,869,671
Class C	210,048	5,355,662	141,075	3,253,197	(249,266)	(6,442,802)	101,857	2,166,057
Total net increase (decrease)	5,173,392	146,068,124	1,878,190	46,409,197	(4,008,977)	(107,923,096)	3,042,605	84,554,225
Capital Income Fund
Class I	203,958	2,621,190	21,729	267,863	(511,185)	(6,297,185)	(285,498)	(3,408,132)
Class A	51,700	659,098	14,484	185,209	(138,131)	(1,776,371)	(71,947)	(932,064)
Total net increase (decrease)	255,658	3,280,288	36,213	453,072	(649,316)	(8,073,556)	(357,445)	(4,340,196)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2018
High Yield Fund
Class I	23,763,923	$280,126,196	4,281,588	$50,062,092	(44,763,048)	$(519,661,934)[1]	(16,717,537)	$(189,473,646)
Class A	1,501,111	17,713,483	1,116,707	12,982,038	(4,773,409)	(54,942,918)[1]	(2,155,591)	(24,247,397)
Class C	11,386	130,879	5,357	62,566	(26,750)	(314,186)	(10,007)	(120,741)
Class Z	4,512,461	53,572,828	175,421	2,049,647	(1,566,762)	(18,507,190)	3,121,120	37,115,285
Total net increase (decrease)	29,788,881	351,543,386	5,579,073	65,156,343	(51,129,969)	(593,426,228)	(15,762,015)	(176,726,499)
Year Ended June 30, 2018
Diversified Value Fund
Class I	158,259	2,894,320	65,134	1,195,866	(657,010)	(12,209,082)	(433,617)	(8,118,896)
Class A	48,074	876,199	15,357	283,178	(313,602)	(5,776,170)	(250,171)	(4,616,793)
Class C	21,522	394,838	923	16,885	(46,209)	(859,345)	(23,764)	(447,622)
Total net increase (decrease)	227,855	4,165,357	81,414	1,495,929	(1,016,821)	(18,844,597)	(707,552)	(13,183,311)
Large Cap Value Fund
Class I	2,979,791	100,588,501	99,918	3,269,329	(3,519,093)	(114,686,179)	(439,384)	(10,828,349)
Class A	452,316	14,768,834	47,404	1,543,005	(952,247)	(31,125,175)	(452,527)	(14,813,336)
Class C	44,840	1,422,878	1,739	55,671	(185,128)	(5,888,577)	(138,549)	(4,410,028)
Class R	40,901	1,335,321	1,733	56,845	(274,012)	(8,842,319)	(231,378)	(7,450,153)
Total net increase (decrease)	3,517,848	118,115,534	150,794	4,924,850	(4,930,480)	(160,542,250)	(1,261,838)	(37,501,866)
Mid-Cap Value Fund
Class I	5,359,663	204,455,967	2,597,067	93,987,859	(12,538,664)	(475,379,489)	(4,581,934)	(176,935,663)
Class A	826,747	30,841,562	285,594	10,181,425	(2,731,375)	(102,165,358)	(1,619,034)	(61,142,371)
Class C	58,509	1,886,168	79,737	2,481,427	(546,107)	(17,827,337)	(407,861)	(13,459,742)
Class R	49,700	1,838,661	9,440	336,912	(189,676)	(7,175,195)	(130,536)	(4,999,622)
Total net increase (decrease)	6,294,619	239,022,358	2,971,838	106,987,623	(16,005,822)	(602,547,379)	(6,739,365)	(256,537,398)
Small Cap Value Fund
Class I	1,908,065	115,867,183	352,439	20,726,931	(2,359,930)	(143,981,605)	(99,426)	(7,387,491)
Class A	189,657	11,366,706	33,531	1,962,240	(629,826)	(38,203,675)	(406,638)	(24,874,729)
Class C	8,406	420,678	12,314	600,049	(102,576)	(5,173,595)	(81,856)	(4,152,868)
Total net increase (decrease)	2,106,128	127,654,567	398,284	23,289,220	(3,092,332)	(187,358,875)	(587,920)	(36,415,088)
Small Cap Diversified Value Fund
Class I	1,442,922	17,769,109	302,587	3,404,099	(55,350)	(652,882)	1,690,159	20,520,326
Class A	227,730	2,778,889	15,788	176,823	(70,064)	(829,798)	173,454	2,125,914
Total net increase (decrease)	1,670,652	20,547,998	318,375	3,580,922	(125,414)	(1,482,680)	1,863,613	22,646,240
Global Value Fund
Class I	49,087	660,967	33,882	432,679	(7,720)	(103,218)	75,249	990,428
Class A	43,606	579,945	1,965	25,070	(24,499)	(326,866)	21,072	278,149
Total net increase (decrease)	92,693	1,240,912	35,847	457,749	(32,219)	(430,084)	96,321	1,268,577
International Value Fund
Class I	3,000	36,374	12,356	144,568	—	—	15,356	180,942
Total net increase	3,000	36,374	12,356	144,568	—	—	15,356	180,942

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2018
Value Opportunities Fund
Class I	4,807,140	$140,856,785	330,329	$9,424,295	(2,652,597)	$(79,269,451)	2,484,872	$71,011,629
Class A	997,225	29,301,165	103,459	2,957,879	(1,492,259)	(43,639,405)	(391,575)	(11,380,361)
Class C	126,468	3,448,265	35,417	943,875	(629,312)	(17,060,721)	(467,427)	(12,668,581)
Total net increase (decrease)	5,930,833	173,606,215	469,205	13,326,049	(4,774,168)	(139,969,577)	1,625,870	46,962,687
Capital Income Fund
Class I	534,542	6,800,460	47,650	603,069	(668,387)	(8,492,631)	(86,195)	(1,089,102)
Class A	255,525	3,353,937	39,003	513,024	(663,362)	(8,681,792)	(368,834)	(4,814,831)
Total net increase (decrease)	790,067	10,154,397	86,653	1,116,093	(1,331,749)	(17,174,423)	(455,029)	(5,903,933)
High Yield Fund
Class I	54,281,965	662,131,795	7,909,848	96,192,964	(71,502,544)	(863,414,446)[2]	(9,310,731)	(105,089,687)
Class A	4,403,302	53,523,767	2,291,302	27,709,530	(13,728,851)	(166,831,745)[2]	(7,034,247)	(85,598,448)
Class C	118,822	1,458,091	8,896	107,978	(89,106)	(1,088,904)[2]	38,612	477,165
Class Z	27,668,304	330,543,054	38,445	458,459	(86,935)	(1,037,100)	27,619,814	329,964,413
Total net increase (decrease)	86,472,393	1,047,656,707	10,248,491	124,468,931	(85,407,436)	(1,032,372,195)	11,313,448	139,753,443

1  Net of redemption fees of $54,256 for Class I and $5,145 for Class A.

2  Net of redemption fees of $119,313 for Class I, $241,463 for Class A and $49 for Class C.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2018, is set forth below:

Mid-Cap Value Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2018	Dividends
Ophir Energy PLC	$37,708,315	$—	$—	$—	$(11,963,098)	$25,745,217	$—
	$37,708,315	$—	$—	$—	$(11,963,098)	$25,745,217	$—

Small Cap Value Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2018	Dividends
Hudson Global, Inc.	$3,543,912	$—	$—	$—	$(590,652)	$2,953,260	$—
Noranda Aluminum Holding Corp.	24,569	—	—	—	(11,364)	13,205	—
	$3,568,481	$—	$—	$—	$(602,016)	$2,966,465	$—

Value Opportunities Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2018	Dividends
GHW Holdco LLC+	$2,009,120	$—	$(5,607,000)	$4,794,001	$(1,196,121)	$—	$400,500
Iracore Investments Holdings, Inc.	6,892,269	—	—	—	—	6,892,269	—
Motors Liquidation Company GUC Trust	16,078,834	—	—	—	(1,389,779)	14,689,055	—
	$24,980,223	$—	$(5,607,000)	$4,794,001	$(2,585,900)	$21,581,324	$400,500

+  Issuer was not an affiliate as of December 31, 2018.

High Yield Fund

Issuer Name	Value at July 1, 2018	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Value at December 31, 2018	Dividends
American Zinc Recycling LLC	$30,319,984	$—	$—	$—	$3,832,137	$34,152,121	$—
GHW Holdco LLC+	1,339,581	—	(3,738,000)	3,196,001	(797,582)	—	267,000
Iracore Investments Holdings, Inc.	4,696,318	—	—	—	—	4,696,318	—
RA Parent, Inc.	11,731,221	—	—	—	—	11,731,221	—
	$48,087,104	$—	$(3,738,000)	$3,196,001	$3,034,555	$50,579,660	$267,000

+  Issuer was not an affiliate as of December 31, 2018.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2018, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At December 31, 2018, the Funds did not have any outstanding unfunded loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU No. 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU No. 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU No. 2018-13. Management has implemented the amendments and there was no material impact on the Funds' financial statements.

Regulatory Changes. In August 2018, the Securities and Exchange Commission ("Commission") issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures was November 5, 2018. Management has implemented the amendments and there was no material impact on the Funds' financial statements.

NOTE 11.

Subsequent Events.  Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2018.

For the year ended June 30, 2018, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 65.47%, Small Cap Value Fund — 59.61%, Small Cap Diversified Value Fund — 27.50%, Global Value Fund — 49.19%, International Value Fund — 0.00%, Value Opportunities Fund — 50.12%, Capital Income Fund — 13.90%, High Yield Fund — 1.13%.

For the year ended June 30, 2018, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 75.78%, Small Cap Value Fund — 59.61%, Small Cap Diversified Value Fund — 28.44%, Global Value Fund — 94.84%, International Value Fund — 100.00%, Value Opportunities Fund — 64.78%, Capital Income Fund — 27.99%, High Yield Fund — 1.13%. Shareholders should consult their tax advisors.

For the year ended June 30, 2018, the Global Value Fund and International Value Fund earned foreign source income of $117,043 and $57,146, respectively, and paid foreign taxes of $9,173 and $4,666, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only.  For the year ended June 30, 2018, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.09%, Large Cap Value Fund — 0.12%, Mid-Cap Value Fund — 0.51%, Small Cap Value Fund — 0.24%, Small Cap Diversified Value Fund — 0.22%, Global Value Fund — 0.31%, International Value Fund — 0.29%, Value Opportunities Fund — 18.93%, Capital Income Fund — 63.54%, High Yield Fund — 95.13%.

For the year ended June 30, 2018, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 5.84%, Small Cap Value Fund — 58.37%, Small Cap Diversified Value Fund — 91.99%, Global Value Fund — 40.90%, International Value Fund — 15.65%, Value Opportunities Fund — 4.97%, Capital Income Fund — 0.00%, High Yield Fund — 0.00%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2018 – December 31, 2018).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$854.40	$3.97	$1,000.00	$1,020.92	$4.33	0.85%
Class A	1,000.00	853.40	5.14	1,000.00	1,019.66	5.60	1.10
Class C	1,000.00	849.50	8.62	1,000.00	1,015.88	9.40	1.85
Large Cap Value Fund
Class I	1,000.00	858.50	4.50	1,000.00	1,020.37	4.89	0.96
Class A	1,000.00	857.40	5.66	1,000.00	1,019.11	6.16	1.21
Class C	1,000.00	854.20	9.16	1,000.00	1,015.32	9.96	1.96
Class R	1,000.00	856.30	6.83	1,000.00	1,017.85	7.43	1.46
Mid-Cap Value Fund
Class I	1,000.00	764.40	4.49	1,000.00	1,020.11	5.14	1.01
Class A	1,000.00	763.40	5.60	1,000.00	1,018.85	6.41	1.26
Class C	1,000.00	760.40	8.92	1,000.00	1,015.07	10.21	2.01
Class R	1,000.00	762.60	6.71	1,000.00	1,017.59	7.68	1.51
Small Cap Value Fund
Class I	1,000.00	804.40	4.68	1,000.00	1,020.01	5.24	1.03
Class A	1,000.00	803.30	5.82	1,000.00	1,018.75	6.51	1.28
Class C	1,000.00	800.40	9.21	1,000.00	1,014.97	10.31	2.03
Small Cap Diversified Value Fund
Class I	1,000.00	804.10	4.09	1,000.00	1,020.67	4.58	0.90
Class A	1,000.00	803.40	5.23	1,000.00	1,019.41	5.85	1.15
Global Value Fund
Class I	1,000.00	827.00	4.61	1,000.00	1,020.16	5.09	1.00
Class A	1,000.00	825.50	5.75	1,000.00	1,018.90	6.36	1.25
International Value Fund
Class I	1,000.00	837.90	4.73	1,000.00	1,020.06	5.19	1.02

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18	Annualized Expense Ratio
Value Opportunities Fund
Class I	$1,000.00	$862.20	$4.51	$1,000.00	$1,020.37	$4.89	0.96
Class A	1,000.00	861.20	5.68	1,000.00	1,019.11	6.16	1.21
Class C	1,000.00	858.00	9.18	1,000.00	1,015.32	9.96	1.96
Capital Income Fund
Class I	1,000.00	866.40	3.76	1,000.00	1,021.17	4.08	0.80
Class A	1,000.00	866.80	4.94	1,000.00	1,019.91	5.35	1.05
High Yield Fund
Class I	1,000.00	966.30	3.47	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	964.70	4.70	1,000.00	1,020.42	4.84	0.95
Class C	1,000.00	961.40	8.40	1,000.00	1,016.64	8.64	1.70
Class Z	1,000.00	966.80	2.97	1,000.00	1,022.18	3.06	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-PORT are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1218-0219

DECEMBER 31, 2018

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	2/25/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	2/25/19

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	2/25/19

3